Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.13

AMENDED AND RESTATED LICENSE AGREEMENT

This AMENDED AND RESTATED LICENSE AGREEMENT (this “Restated Agreement”), is made as of November 15, 2019 (the “Restatement Effective Date”), by and between Abraxis BioScience, LLC, a Delaware limited liability company, a wholly owned subsidiary of Celgene Corporation (“Abraxis”), and AADi Bioscience, Inc., a Delaware corporation, formerly known as AADi LLC (“AADi”).  Abraxis and AADi are sometimes herein each referred to as a “Party” and collectively the “Parties.”  As of the Restatement Effective Date, this Restated Agreement amends and restates in its entirety that certain License Agreement between Abraxis and AADi, dated as of April 9, 2014 (the “Effective Date”), as amended by that certain First Amendment to the License Agreement between Abraxis and AADi, dated as of October 3, 2016 (such amendment, the “First Amendment” and such agreement together with the First Amendment, the “Original Agreement”).

RECITALS

A.Abraxis Controls (as defined below) certain intellectual property rights pertaining to ABI-009 (as defined below), including proprietary know-how directed to or concerning manufacturing of ABI-009.

B.AADi desired to obtain a license to such intellectual property rights, to develop and commercialize Licensed Products for the Field (as defined below) and Abraxis was willing to grant such a license to AADi, on and subject to the terms and conditions set forth in the Original Agreement.

C.Abraxis and AADi also desired that AADi would have access to [***] (as defined below) in connection with the Original Agreement.

D. The Parties previously entered into the Original Agreement.

E. The Parties now desire to amend certain terms of the Original Agreement to, among other matters, terminate certain of Abraxis’s supply obligations with respect to the Licensed Products and transfer control over certain portions of regulatory filings for Licensed Products from Abraxis to AADi, on the terms and conditions set forth in this Restated Agreement; and to restate the Original Agreement in its entirety in this Restated Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the covenants and obligations expressed herein and other valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties agree as follows:

1.  DEFINITIONS

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

When used in this Restated Agreement, whether in the singular or plural, each of the following capitalized terms shall have the meanings set forth in this Article 1.

1.1“AADi” has the meaning set forth in the preamble.

1.2“AADi Indemnitees” has the meaning set forth in Section 10.2.

1.3“[***]” means any and all inventions, discoveries, know-how, data and improvements, whether or not patentable, made, conceived or reduced to practice prior to the Restatement Effective Date in the exercise of rights or performance of obligations under this Agreement by or on behalf of AADi, its Affiliates or Sublicensees (except by Abraxis), including by their respective employees, consultants and agents.

1.4“ABI-009” means albumin-bound rapamycin known as nab-rapamycin as described in [***], as of the Effective Date.

1.5“ABI-009 Patent” has the meaning set forth in Section 5.1(c).

1.6“Abraxis” has the meaning set forth in the preamble.

1.7“Abraxis Indemnitees” has the meaning set forth in Section 10.1.

1.8[***].

1.9“Accounting Standards” means GAAP (United States Generally Accepted Accounting Principles), consistently applied.

1.10[***].

1.11“Affiliate” means a Person that, during the Term, directly or indirectly, through one or more intermediates, controls, is controlled by or is under common control with, the Person specified.  For the purposes of this definition, control shall mean the direct or indirect ownership of (a) in the case of corporate entities, securities authorized to cast more than 50% of the votes in any election for directors, (b) in the case of non-corporate entities, more than 50% ownership interest with the power to direct the management and policies of such non-corporate entity, or (c) such lesser percentage as may be the maximum percentage allowed to be owned by a foreign corporation under the applicable laws or regulations of a particular jurisdiction outside of the United States) of the equity having the power to vote in the election of directors or to direct the management and policies of another entity.

1.12“Agreement” shall mean the Original Agreement, as in effect from the Effective Date until the Restatement Effective Date, together with the Restated Agreement, which replaces the Original Agreement in its entirety as of the Restatement Effective Date.

1.13“Celgene” means Celgene Corporation, a Delaware corporation.

1.14“CMC” has the meaning set forth in Section 3.1.2.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

1.15“Combination Product” means any product that comprises a Licensed Product sold in conjunction with another active component (whether packaged together or in the same therapeutic formulation or otherwise) or service.

1.16“Commercially Reasonable Efforts” means that level of efforts and resources that a similarly situated biopharmaceutical company, in the exercise of its commercially reasonable business practices, would normally devote to the research, development or commercialization as the case may be, of a product owned by it or to which product it has rights of the type it has hereunder, which is of a similar commercial potential at a similar stage in its lifecycle, in each case taking into account [***].

1.17“Confidential Information” means all secret, confidential or proprietary information, data or material, whether provided in written, oral, graphic, video, computer, digital or other form, provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) pursuant to this Agreement or generated pursuant to this Agreement, including information relating to the Disclosing Party’s existing or proposed research, development efforts, Patent applications, business or products and any other materials that have not been made available by the Disclosing Party to the general public.  [***] shall also be deemed Confidential Information of Abraxis.  [***] is Abraxis’ Confidential Information.  Notwithstanding the foregoing sentences, Confidential Information shall not include any information, data or material that:

(a)was already known to the Receiving Party (other than under an obligation of confidentiality) at the time of disclosure by the Disclosing Party to the extent such Receiving Party has documentary evidence to that effect;

(b)was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c)became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, and other than through any act or omission of a Party in breach of such Party’s confidentiality obligations under this Agreement;

(d)was subsequently lawfully disclosed to the Receiving Party by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others;

(e)was independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information belonging to the other Party and the Receiving Party has documentary evidence to that effect; or

(f)is approved for release by the Disclosing Party in writing.

Information, data or material shall not be deemed to be within any of the foregoing exceptions merely because such information, data or material is embraced by more general information, data or material in the public domain or in the possession of the Receiving Party, nor shall information, data or material be deemed to be within any of the foregoing exceptions merely because the individual items thereof are in such exceptions, unless the combination of such individual items and the principle of operation (if any) are in such exceptions.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

1.18“Controls” or “Controlled” means with respect to any Technology and/or Patent, the ownership thereof or the possession by a Party (or its Affiliates, as the case may be) of the ability to grant a license or sublicense of such Technology or Patent as provided for herein without violating the terms of any agreements between such Party (or its Affiliates) and any Third Party existing as of the date on which such license or sublicense is granted and without being required to make any additional payments or royalties to a Third Party in connection with such license or sublicense, unless the other Party agrees to pay the additional payments or royalties to the Third Party.

1.19[***].

1.20[***].

1.21“Desai” means Dr. Neil Desai; an individual.

1.22“Designee” has the meaning set forth in Section 3.2

1.23“Disclosing Party” has the meaning set forth in Section 1.17.

1.24“DMF” has the meaning set forth in Section 3.1.2.

1.25“Restatement Effective Date” has the meaning set forth in the preamble.

1.26“EMA” means the European Medicines Agency, or any successor agency thereto.

1.27“Executive Officers” means Abraxis’ [***] (or the officer or employee of Abraxis then serving in a substantially equivalent capacity) or her designee and AADi’s [***] (or the officer or employee of AADi then serving in a substantially equivalent capacity) or his designee; provided that any such designee must have decision-making authority on behalf of the applicable Party.

1.28“FDA” means the United States Food and Drug Administration, or any successor agency thereto.

1.29“Field” means treatment, prevention, palliation and diagnosis of condition(s) or disease state(s) in humans, subject to Section 2.8(b) below. “Field” expressly excludes any and all other uses and applications.

1.30“Force Majeure” means any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by the Party of any of its obligations hereunder, if such occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident; or war, revolution, civil commotion, acts of public enemies, terrorist attack, blockade or embargo; or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government (to the extent such government has ruling authority over such Party) or of any subdivision, authority or representative of any such government; or other similar event, beyond the reasonable control of such Party, if and only if the Party affected shall have used reasonable efforts to avoid such occurrence.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

1.31“FTE” means a full-time scientific or technical person, or in the case of less than a full-time scientific or technical person, a full-time equivalent scientific or technical person, in each case, assigned to perform specific tasks under this Agreement and carried out by an appropriately qualified employee of Abraxis or its Affiliates, based on [***].

1.32“FTE Costs” means the actual number of FTEs employed by Abraxis or its Affiliates in the conduct of performing services for AADi pursuant to Section 6.4 hereunder multiplied by the FTE Rate.

1.33“FTE Rate” means [***].

1.34“Fully Loaded Cost” means all costs actually incurred by Abraxis in the development, manufacture or supply of applicable therapeutic ingredients, finished products, related inputs and services (a) by a Third Party or (b) directly by Abraxis or its Affiliates.  It is understood and agreed that, in the case of costs referred to in clause (a) of this sentence where a Third Party is the developer, manufacturer or supplier, Fully Loaded Cost will equal [***].  It being understood and agreed that, in the case of costs referred to in clause (b) of this sentence where Abraxis or its Affiliate is the developer, manufacturer or supplier, Fully Loaded Cost will equal [***].  For purposes of determining reasonable overhead with respect to the manufacture of Licensed Product, the Parties agree that (i) with respect to the manufacture of Licensed Product by Abraxis’ current Third Party supplier, overhead will be equal to [***]; and (ii) with respect to the manufacture of Licensed Product by Abraxis itself, [***].  Costs to be included in the calculation of “Fully Loaded Costs” for the supply of Licensed Product include [***].

1.35“IMPD” means a Medicinal Product Dossier (or an equivalent dossier in any jurisdiction of the Territory outside of the United States and European Union).

1.36“IND” means an Investigational New Drug Application, as defined in the Food, Drug and Cosmetics Act, or similar application or submission that is required to be filed with any global Regulatory Authority before initiating the clinical testing of Licensed Product in human subjects.

1.37“Indemnitee” means an AADi Indemnitee or Abraxis Indemnitee as the context requires.

1.38“Intellectual Property” means all Patents, copyrights, trademarks, trade secrets, Technology and documentation and related applications.

1.39“Licensed IP” means the Licensed Patents and Licensed Technology.

1.40“Licensed Patents” means (a) solely to extent of claims necessary for the development, manufacture and commercialization of Licensed Products in the Field and the Territory, (i) the United States and foreign patents and patent applications (x) Controlled by Abraxis as of the Restatement Effective Date as set forth in Exhibit 1.40 or (y) Controlled by Abraxis and added to Exhibit 1.40 as provided in Section 2.4, (ii) divisionals, continuations, continuations-in-part (to the extent of claims entitled to priority of the earliest parent application included in (i)) of such patent applications; and (iii) patents issuing on any of the foregoing patent applications, together with all registrations, reissues,

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

substitutions, re-examinations, renewals, extensions and supplementary protection certificates of such patents or of any patents included in Exhibit 1.40; and (b) solely to extent of claims necessary for the development, manufacture and commercialization of Licensed Products in the Field and the Territory, any [***] that constitute Patents.

1.41“Licensed Products” means (a) a pharmaceutical product in the injectable form and in the dosage strength(s) described in [***] as of the Restatement Effective Date that contains ABI-009 as the sole active ingredient and is labeled for use (or, in the case of product for clinical use, specified in the applicable IND for use) solely in the Field and (b) [***] labeled for use (or, in the case of product for clinical use, specified in the applicable IND for use) solely in the Field.

1.42“Licensed Technology” means, solely to the extent pertaining directly to ABI-009 and/or Licensed Products and/or their use in the Field and the Territory, (a) Technology Controlled by Abraxis as of the Restatement Effective Date that is necessary for the development, manufacture and commercialization of Licensed Products and is listed in Exhibit 1.42, (b) Technology Controlled by Abraxis during the Term that is developed by or on behalf of Abraxis or its Affiliate in performing activities pursuant to Section 6.4 or 6.5 of this Restated Agreement and is necessary for the development, manufacture and commercialization of Licensed Products, and (c) any [***] that constitute Technology.

1.43[***].

1.44“Losses” has the meaning set forth in Section 10.1.

1.45[***].

1.46“NDA” means a New Drug Application, supplemental New Drug Application, Marketing Application, or Biologics License Application (BLA), as applicable, filed with the FDA, or a foreign equivalent of the FDA, required for the regulatory and marketing approval for the applicable Licensed Product in a given jurisdiction.

1.47“Net Sales” means, for each Net Sales Measuring Period, the sum of, without any duplication, the gross amounts invoiced for the Licensed Products sold by AADi, its Affiliates or its Sublicensees to Third Parties (other than AADi, its Affiliates or its Sublicensees) during such Net Sales Measuring Period, including wholesale distributors, less deductions from such amounts calculated in accordance with Accounting Standards so as to arrive at “net sales” under Accounting Standards as reported by AADi, its Affiliate or its Sublicensee, as applicable, in such Person’s financial statements, and further reduced by write-offs of accounts receivables or increased for collection of accounts that were previously written off.

Any and all set-offs against gross invoice prices shall be calculated in accordance with Accounting Standards.  [***].  Notwithstanding the foregoing, if a Licensed Product is sold or otherwise commercially disposed of for consideration other than cash or in a transaction that is not at arm’s length between the buyer and the seller, then the gross amount to be included in the calculation of Net Sales shall be [***].  Such amount that would have been invoiced shall be determined, wherever possible, by reference to [***].

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Notwithstanding the foregoing, in the event a Licensed Product is sold as a Combination Product in a particular country, Net Sales shall be calculated [***].  If no such separate sales are made by AADi, its Affiliates or Sublicensees in a country, Net Sales of the Combination Product shall be calculated [***].

1.48“Net Sales Measuring Period” means the one-year period beginning January 1st of each year during the Term and ending December 31st of each year during the Term; provided that the first Net Sales Measuring Period will begin on the Effective Date and end on December 31, 2019.

1.49“Party” and “Parties” have the meaning set forth in the preamble.

1.50“Patents” means patents, patent applications (provisional and non-provisional), utility models, applications for utility models and statutory invention registrations, including reissues, divisions, continuations, continuations-in-part, extensions, supplementary protection certificates and re-examinations thereof, all inventions disclosed therein and improvements thereto and all rights therein provided by international treaties and conventions.

1.51“Person” means any individual, firm, corporation, partnership, limited liability company, trust, unincorporated organization or other entity or a government agency or political subdivision thereto and shall include any successor (by merger or otherwise) of such Person.

1.52 “Phase 2 Trial” means a human clinical trial conducted on study subjects with the disease or condition being studied for the principal purpose of achieving a preliminary determination of efficacy or appropriate dosage ranges, as further described in 21 C.F.R. §312.21(b) (including any such clinical study in any country other than the United States to ensure compliance within those local requirements to initiate the phase 2 trial).

1.53“Phase 3 Trial” means a pivotal clinical trial in humans performed to gain evidence with statistical significance of the efficacy of a product in a target population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product, to form the basis for approval of an NDA or Marketing Application by a Regulatory Authority that would provide an adequate basis for physician labeling, as described in 21 C.F.R. § 312.21(c) or the corresponding regulation in jurisdictions other than the United States.

1.54“Prosecution” means the preparation, filing, prosecution, issuance and maintenance (including, without limitation, interference, opposition and similar third party proceedings before the relevant patent office) of any Patent applications and Patents in Licensed Patents.

1.55“Receiving Party” has the meaning set forth in Section 1.17.

1.56“Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approvals of NDAs, marketing applications, supplements and amendments, biologic license applications, pre- and post-approvals, pricing and Third Party reimbursement approvals and labeling approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development (including the conduct of clinical trials),

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

manufacture, distribution, marketing, promotion, offer for sale, use, import, reimbursement, export or sale of a Licensed Product in a regulatory jurisdiction.

1.57“Regulatory Authority” means any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity involved in the granting of Regulatory Approval in any country.

1.58“Restated Agreement” has the meaning set forth in the preamble.

1.59“Royalty Term” has the meaning set forth in Section 7.2.2.

1.60“Serious Adverse Drug Experience” means any of an “adverse drug experience,” a “life-threatening adverse drug experience,” a “serious adverse drug experience,” or an “unexpected adverse drug experience,” as those terms are defined at either 21 C.F.R. §312.32 or 21 C.F.R. §314.80 or in similar relevant foreign regulations applicable to one or more jurisdictions.

1.61“Sublicense” means an agreement into which AADi enters with a Third Party for the purpose of (i) granting certain rights; (ii) granting an option to certain rights; or (iii) forbearing the exercise of any rights in each case, granted to AADi under this Agreement.  For clarity, a contract for services to be performed solely for AADi (or its Affiliate) and under which the contractor obtains no independent right to conduct any activity with Licensed IP or Licensed Products shall not be considered a “Sublicense.”

1.62“Sublicense Fees” means any [***] that AADi receives from a Third Party Sublicensee in consideration of and associated with the grant of a Sublicense to such Third Party by AADi pursuant to Section 2.2 of the exclusive rights granted to AADi under Section 2.1; provided, however, that “Sublicense Fees” shall exclude [***].

1.63“Sublicensee” means a Third Party or an AADi Affiliate with whom AADi enters into a Sublicense.

1.64“Technology” means any and all compounds, materials, equipment, specifications, designs, formulae, methods, techniques, processes, procedures, inventions, know how, results, data and information, documentation and other technology, whether or not Patentable or protectable as a trade secret.

1.65“Term” means the term of this Agreement as provided in Section 11.1.

1.66“Territory” means worldwide except the following countries: [***].

1.67“Third Party” means any Person other than a Party and its Affiliates.

1.68“Third Party Claim” has the meaning set forth in Section 10.1.

1.69“Valid Claim” means an issued and unexpired claim of a Patent that (a)(i) has not been held permanently revoked, unenforceable or invalid by a decision of a governmental entity, which decision is unappealable or has not been appealed within the time allowed for appeal, and (ii) has not

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

been admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a claim of pending application for a Patent; [***].

2.  LICENSES AND EXCLUSIVITY

2.1Grant.  Subject to the terms and conditions of this Agreement, Abraxis hereby grants to AADi, during the Term, (i) an exclusive license in the Territory under the Licensed Patents, and (ii) a non-exclusive license in the Territory to use the Licensed Technology, in each case, to make, have made, use, sell, offer for sale and import Licensed Products solely in and for the Field and Territory.   Notwithstanding anything in this Agreement to the contrary, in no event shall AADi have any right to market or sell Licensed Products outside the Territory.

2.2Sublicenses.  AADi shall have the right to grant Sublicenses of its rights granted in Section 2.1; [***]. Notwithstanding anything else in this Section 2.2 or otherwise in this Agreement, in no event will AADi be permitted to enter into a Sublicense or other agreement for any Licensed IP or Licensed Product (including a subcontracting agreement under Section 2.12) [***].

2.3Conditions for Sublicenses.  AADi acknowledges and agrees that the grant of a Sublicense to a Sublicensee shall not relieve AADi from its obligations under this Agreement and AADI shall, under each Sublicense agreement with a Sublicensee, obligate the Sublicensee to be bound by all of the applicable terms and conditions of this Agreement.  The Sublicense agreement must be in the English language and must (i) [***], (ii) [***], (iii) [***] hereunder, and (iv) include terms and conditions substantially identical to those of [***] hereunder.  AADi shall be [***].  AADi shall provide Abraxis with a copy of the Sublicense agreement with each Sublicensee within [***] of its execution.  AADi agrees that, if it [***] Sublicenses, [***], AADi shall pay to Abraxis the Sublicense Fees as set forth in Section 7.6.

2.4Additional License Rights.

2.4.1At any time during the Term, AADi may provide written notice to Abraxis requesting that a patent or patent application in the Territory Controlled by Abraxis having claims necessary for the development, manufacture or commercialization of ABI-009 or Licensed Products be included in Licensed Patents.  Such written notice shall [***].  Abraxis shall consider AADi’s request in good faith and may, in its sole discretion, include such patent/patent application in Licensed Patents; provided, however, that, if such patent or patent application is [***] and was Controlled by Abraxis as of the Effective Date, Abraxis will include such patent/patent application in Licensed Patents to the extent that Abraxis is legally able to do so [***].  If a patent or patent application is added as a Licensed Patent pursuant to this Section 2.4, Abraxis will amend Exhibit 1.40 to reflect such addition. The Parties acknowledge and agree that Abraxis, in accordance with this Section 2.4, will update Exhibit 1.40 from time-to-time to reflect the issuance of patent claims that specifically claim the Licensed Product and which are considered Licensed Patents pursuant to this Agreement.

2.4.2In addition, at any time during the Term, AADi may provide written notice to Abraxis requesting that [***].  Such written notice shall identify the relevant patent/patent application or Technology and shall explain briefly why AADi, in good faith, considers it necessary to use, offer for sale, sell, make or have made Licensed Products.  Abraxis shall consider AADi’s request in good

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

faith and may, in its sole discretion, include such patent/patent application or Technology in Licensed Patents or Licensed Technology, as applicable.

2.5No Implied Licenses.  Only the licenses expressly granted herein shall be of legal force and effect.  Except as set forth in Sections 2.1 and 2.2, no license rights under any Intellectual Property of Abraxis or any its Affiliates, subsidiaries or assigns shall be created hereunder by implication, estoppel or otherwise, whether such Intellectual Property is subordinate, dominant or otherwise useful for the practice of the Licensed IP.

2.6Retained Rights.  Notwithstanding the license granted in Section 2.1, Abraxis shall have the right, under the Licensed IP, to make, have made, use and import the Licensed Products solely for research purposes (which rights may be sublicensed by Abraxis only for such research purposes).  Abraxis retains the right to use and/or license others to use the Licensed IP for every purpose except for those uses specifically licensed to AADi in Section 2.1.  Notwithstanding the foregoing, during the Term, neither Abraxis nor any of its Affiliates shall: (a) conduct any activities directed towards the clinical development or commercialization of any product containing (i) ABI-009 or (ii) [***], in either case, for use in the Field in the Territory; or (b) grant any license or other rights to any Third Party under any Patents owned or controlled by Abraxis or any of its Affiliates to do the foregoing; in each case, except for those activities to be conducted for AADi involving ABI-009 or Licensed Products pursuant to this Agreement.

2.7Prohibitions.  In furtherance of Abraxis’ reservations of rights and the protection of Abraxis’ Confidential Information and without limiting anything else herein, the following will apply:

2.7.1Neither AADi nor any of its Affiliates shall, directly or indirectly: (a) conduct any research, development, commercialization, or other activity with ABI-009, the Licensed IP, [***] or any Licensed Product outside the scope of the rights and license granted under this Agreement, (b) conduct any clinical study on ABI-009 or any Licensed Product whose primary endpoint is for [***], (c) seek or obtain Regulatory Approval or any label claim for ABI-009 or any Licensed Product indicated for the [***] or outside the Territory, (d) seek or obtain Regulatory Approval or marketing approval for ABI-009 or any Licensed Product in any jurisdiction in which [***], (e) refer to or use any clinical data of Abraxis or its Affiliates related to ABI-009, the Licensed IP, [***] or any Licensed Product for seeking or obtaining Regulatory Approval of any product, except for Licensed Products as provided herein, in any jurisdiction, or (f) market or promote (including by publishing any results, data or observations on) ABI-009 or any Licensed Product for any use or indication outside the Field or outside the Territory.  Neither AADi nor any of its Affiliates shall assist or encourage any Third Party to engage in or conduct any of the foregoing prohibited activities.

2.7.2AADi further agrees that, in any agreement with any Sublicensee or any other Third Party involving Licensed IP, ABI-009 or Licensed Product, such Sublicensee or other Third Party:

(i)shall agree (a) to not use any Confidential Information of Abraxis or its Affiliates except in the performance of rights and/or exercise of obligations under such Person’s agreement with AADi with respect to ABI-009 or Licensed Product and (b) without limiting

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

the foregoing, to not use any Confidential Information of Abraxis or its Affiliates for any purposes described in clauses (a) through (g) of Section 2.7.2(ii) below; and

(ii)shall acknowledge that any sublicense of rights from AADi or its Affiliates does not include a license under the Licensed Technology to: (a) conduct any research, development, commercialization, or other activity with ABI-009, the Licensed IP, [***] or any Licensed Product outside the scope of the rights and license granted under this Agreement, (b) conduct any clinical study on ABI-009 or any Licensed Product whose primary endpoint [***], (c) seek or obtain Regulatory Approval or any label claim for ABI-009 or any Licensed Product indicated for the [***] or outside the Territory, (d) seek or obtain Regulatory Approval or marketing approval for ABI-009 or any Licensed Product in any jurisdiction in which [***], (e) refer to or use any clinical data of Abraxis or its Affiliates related to ABI-009, the Licensed IP, [***] or any Licensed Product for seeking or obtaining Regulatory Approval of any product, except for Licensed Products as provided herein, in any jurisdiction, or (f) market or promote (including by publishing any results, data or observations on) ABI-009 or any Licensed Product for any use or indication outside the Field or outside the Territory;

provided that, notwithstanding the foregoing, any Third Party provided access to [***] (including any Permitted Party with respect to whom Abraxis has approved disclosure of [***]) must abide by the restrictions in Section 2.7.1 as applicable to AADi and not the restrictions set forth in this Section 2.7.2.

2.8Combination Products; Companion Diagnostics.

(a)The license granted under Section 2.1 does not include the right to include ABI-009 or any Licensed Product as part of a Combination Product consisting of another active component in the same formulation.  AADi will be permitted to package the Licensed Product as part of a Combination Product for use in the Field, including the right to create a Combination Product consisting of a device and a Licensed Product in the Field of [***]; provided that (i) the license granted under Section 2.1 does not include rights under the Licensed Technology with respect to any product other than a Licensed Product, and AADi will be required to separately obtain any rights to any products or services included with the Licensed Product as part of a Combination Product; and (ii) Abraxis’ obligations under this Agreement (including Articles 3 and 6) will not apply to the Combination Product or the other product or service included with the Licensed Product as part of a Combination Product, instead Abraxis’ obligations are limited solely to the Licensed Product.

(b)AADi will be permitted to develop and commercialize [***] for use in connection with the Licensed Products in the Field; provided that (i) such companion diagnostic must be directed to [***]; and (ii) except for Licensed Patents or Licensed Technology added hereunder pursuant to Section 2.4.2(b) or any [***], the Licensed Technology licensed to AADi hereunder will not include any Patents or Technology related to companion diagnostics.

2.9[***] and Ownership of [***].

2.9.1All [***] shall be owned by [***].  In furtherance of the foregoing, except as otherwise permitted in Section 2.12(b), [***] shall cause any of its contractors or Sublicensees and

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

their respective employees, consultants and agents to automatically assign to [***], its or their respective right, title and interest in and to all [***], together with all Intellectual Property rights therein.  With respect to any [***] described in Section 2.12(b)(ii), [***] hereby grants [***] a non-exclusive, irrevocable, perpetual, fully paid up, transferable, sublicensable [***] right and license to practice any such [***] (and any Intellectual Property rights therein) for any purpose whatsoever and hereby transfers to [***] the right to negotiate for an exclusive license to such [***] (and any Intellectual Property rights therein).  [***] shall own any other inventions made by or for [***], except that (a) during the Term, [***] shall notify [***] in writing of any such inventions that pertain to [***] or Licensed Product and (b) [***] hereby grants to [***] a fully paid up, worldwide, irrevocable, perpetual, sublicensable, transferable, non-exclusive license to practice such inventions (i) during the Term for any purpose, subject to the rights and licenses granted to [***] hereunder, and (ii) upon expiration or termination of this Agreement for any reason, in all fields.

2.9.2To facilitate the provisions of Section 2.9.1, [***] will cooperate with [***] to effectuate ownership of [***] in [***], including taking any and all actions necessary to perfect [***] rights in and to such inventions, as provided herein, executing and recording documents, and, subject to Section 5.1, assisting in the Prosecution of any Patent and copyright applications at [***] direction and expense, as well as assisting in the enforcement and defense of Patents within [***].  If for any reason, [***] is unable to obtain [***] signature on any document or consent necessary for any of the foregoing activities after reasonable efforts, [***] hereby appoints the [***], or his/her designee and grants him/her a power of attorney to transact all business worldwide, including in the United States Patent and Trademark Office in connection with such [***], to the extent permitted by law.  [***] understands and agrees that such power of attorney is irrevocable.

2.10Trademark.  This Agreement does not grant AADi any rights in, and AADi shall have no rights to use, any Abraxis trademarks.  AADi is responsible, at its own expense, for developing and obtaining trademarks for use in connection with its commercialization of Licensed Products.

2.11Government Rights.  The Parties acknowledge that the U.S. government retains certain rights in Intellectual Property funded in whole or in part under any contract, grant or similar agreement with a U.S. federal agency.  [***] covenants and agrees that it will take all reasonable steps and actions required or necessary to perfect [***] ownership interest, as required by Section 2.9, in any [***] that was funded in whole or in part under any contract, grant or similar agreement with a federal agency.

2.12Subcontracting.  AADi may perform research and development permitted under this Agreement activities through subcontracting to Third Parties, including Third Party contractors, contract service organizations, and academic or government collaborators; provided that: (a) any such Third Party subcontractor to whom AADi discloses Confidential Information will enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on disclosure and use of such Confidential Information that are no less restrictive than the obligations set forth in [***]; (b) [***]; (c) AADi shall notify Abraxis promptly following execution of any such subcontracting agreement during the Term and shall provide Abraxis with a copy of the subcontracting agreement, the financial terms of which may be redacted; and (d) AADi will at all times be responsible for the performance of such subcontractor.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

3.  REGULATORY MATTERS

3.1IND; DMF.

3.1.1AADi acknowledges that Abraxis has provided AADi with a letter of cross reference to [***], and AADi has already filed with the FDA an IND regarding ABI-009 with such letter of cross-reference (such IND, the “AADi IND”).  Abraxis acknowledges that AADi has provided Abraxis with a copy of the AADi IND.

3.1.2Abraxis [***] provide to AADi certain information and data related to [***] in Abraxis’s possession or control as of the Restatement Effective Date identified by the FDA or reasonably anticipated by AADi to be necessary for submission of the NDA for the Licensed Product or otherwise to apply for or obtain Regulatory Approvals for the Licensed Product in the United States for use in the Field. Such information includes studies, reports, and documentation reasonably required to file eCTD Module 3 of the NDA for the Licensed Product in accordance with applicable FDA guidance documents, information required by the FDA to be submitted in the CMC section of the NDA for the Licensed Product, the Drug Master File(s) relevant to the Licensed Product (“DMF”), and master batch records and process and product characterization reports for the Licensed Product. Abraxis shall not be required to generate new information in connection with this paragraph.  All of the costs incurred by Abraxis pursuant to fulfilling its obligations under this Section 3.1 will be included as costs incurred by Abraxis for the supply of Licensed Product to AADi pursuant to Article 6 for purposes of determining “Fully Loaded Costs” and will be subject to AADi’s payment obligations associated therewith, including Section 7.2.

3.1.3AADi’s and AADi’s officers shall comply with Section 9.7 with respect to any [***] provided under this Section 3.1.

3.1.4AADi represents and warrants to Abraxis that AADi has not included any [***] or other proprietary information (including CMC information) of Abraxis in the AADi IND.

3.1.5Abraxis shall withdraw any DMF containing CMC information relevant to a Licensed Product [***] or at such earlier time as mutually agreed by the Parties, provided that if Abraxis determines, in its reasonable discretion, that it is reasonably practicable to transfer the DMF to AADi, Abraxis shall so notify AADi and upon AADi’s request, Abraxis will transfer the DMF to AADi instead of withdrawing such DMF.

3.1.6Abraxis represents and warrants to AADi that it has withdrawn [***] and that all development activities conducted under such IND have ceased.

3.2Regulatory Matters.

3.2.1Unless otherwise agreed by the Parties from time to time, after the Restatement Effective Date, as between Abraxis and AADi, AADi shall control filing for and obtaining all Regulatory Approvals and interactions with all Regulatory Authorities with respect to the Licensed Product, at its sole expense. Abraxis shall [***] provide reasonable support for AADi’s first NDA submission for a Licensed Product, including by providing reasonably necessary reports, studies,

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

information and data and assisting in the preparation of CMC information and reports for such NDA submission upon request by AADi, until the earlier of: (i) the first date on which the FDA has approved an NDA for a Licensed Product, and (ii) [***] following  AADi’s receipt of acceptance of filing of an NDA for a Licensed Product, provided that if the FDA designates the Licensed Product as a Fast Track Product (as set forth in 21 U.S.C. § 356), such time period shall be reduced to [***] following AADi’s receipt of acceptance of filing of an NDA for such Licensed Product.  [***] and will be subject to AADi’s payment obligations associated therewith, including Section 7.2.  Abraxis shall not be required to generate new information in connection with this paragraph.

3.2.2At least [***] prior to a submission to a Regulatory Authority, Abraxis will be entitled to review for Abraxis Confidential Information (a) any IND and application for Regulatory Approval, (b) any amendments to an IND or Regulatory Approval or other submissions to Regulatory Authorities that contain any CMC information or toxicology information, and (c) any submission to Regulatory Authorities that contains Abraxis Confidential Information, and Abraxis will be entitled to approve the content of any disclosures of any Abraxis Confidential Information and approve the content of any CMC disclosure as it relates to the manufacturing process used by Abraxis.  If Abraxis fails to respond to a submission properly provided pursuant to Section 12.5 within [***] after Abraxis’ receipt of such submission from AADi, AADi may proceed with such submission in the form provided to Abraxis, unless Abraxis objects prior to AADi’s delivery of the submission to the applicable Regulatory Authority; provided that such failure to respond will not be deemed Abraxis’ consent to the disclosure of any Abraxis Confidential Information.  With respect to any draft submissions required to be reviewed under this Section 3.2.2, AADi will also provide Abraxis with copies of the final versions actually submitted by AADi.

3.2.3Notwithstanding anything to the contrary in this Agreement, the information contained in any portions of the [***] (or portions thereof) or any equivalent thereof relating to or based on ABI-009, [***], or any Licensed Product will be [***] or otherwise the Confidential Information of Abraxis, and any such information that Abraxis may make available to AADi shall be made available solely through [***], each of whom is approved in advance in writing by Abraxis (a “Designee”)).  Each Designee, if any, [***] must be bound in writing by a Confidentiality Agreement in the form attached hereto as Exhibit 9.7 prior to receiving the Abraxis Confidential Information contained in the [***].  Abraxis may make such information available to [***] the Designees through means designed to protect the confidentiality of such information, including through the use of security protocols, passwords, encryption, secure servers and other means of controlling and restricting access, and Abraxis may require AADi to take reasonable steps to protect the confidentiality of such information and limit access to such information.

3.3Adverse Event Reporting.  [***].

3.4Regulatory Review.  Without limiting anything herein to the contrary, AADi will provide Abraxis with drafts of any documents or other correspondence to be submitted to any Regulatory Authorities pertaining to a Licensed Product to the extent that statements made in such documents or other correspondence describe preclinical and clinical studies performed (including clinical trial protocols and investigator brochures), describe [***], or include [***]. Such documents or other correspondence will be provided sufficiently in advance of submission for Abraxis to review

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

any such submissions (but at least [***] in advance).  Abraxis may comment on such documents or other correspondence to the extent that statements made in such documents or other correspondence may affect the Prosecution of any Licensed Patents or disclose [***], in which case AADi will consider in good faith all such comments; provided that AADi may not make a statement in any such documents or correspondence that contradicts statements made in connection with the Prosecution of the Licensed Patents or disclose [***] without Abraxis’ prior consent.  AADi may redact information that would not affect the Prosecution of Licensed Patents.  With respect to any draft submissions required to be reviewed under this Section 3.4, AADi will also provide Abraxis with copies of the final versions actually submitted by AADi.

4.DILIGENCE

4.1Diligence and Development Plan.  AADi, itself and/or through its Affiliates and Sublicensees, will [***] clinically develop and commercialize [***] indication and [***] indication and [***] to sell the Licensed Products with respect to which Regulatory Approval has been obtained.

4.2Milestones.  AADi, itself and/or through its Affiliates or Sublicensees, will accomplish the following tasks with respect to Licensed Products for the Territory:

Activity	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The Parties acknowledge and agree that as of the Restatement Effective Date, Milestones A, B and C have been achieved in accordance with this Section 4.2.

4.3First Commercial Sale.  If AADi, itself and/or through its Affiliates or Sublicensees, has not completed the First Commercial Sale of a Licensed Product in the United States before [***], Abraxis will be entitled to (a) [***]; or (b) [***].  For this purpose, “First Commercial Sale” means the date of the first arm’s length transaction, transfer, or disposition for value by or on behalf of AADi or any Affiliate or Sublicensee of AADi to a Third Party of a Licensed Product for end use or consumption of such Licensed Product; [***].

4.4Progress Reports.  Beginning [***] after Effective Date and ending on [***], AADi shall report to Abraxis progress covering AADi’s (and its Affiliates’ and Sublicensees’) activities (against the development plan) for the preceding [***] to develop and test the Licensed Products and obtain Regulatory Approvals necessary for marketing the same.  Such [***] reports shall be due within [***] of the reporting period and include a summary of work completed, summary of work in progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Products, and summary of resources (dollar value) spent in the reporting period.

4.5Milestone Extensions.  If AADi fails to achieve any of its obligations specified in Sections 4.2 hereof, through no fault of Abraxis, AADi shall have the right, [***].  [***].  Thereafter, if AADi fails to achieve any of the [***] milestones, through no fault of Abraxis, then, subject to the

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

cure provisions of Section 11.4(b) hereunder, [***].  This right to [***], if exercised by Abraxis, supersedes the rights granted in Article 2 hereof.  [***].

5.  INTELLECTUAL PROPERTY

5.1Prosecution of Licensed Patents.

(a)[***] shall have the right, but not the obligation, to prosecute Licensed Patents.

(b)[***] shall be entitled to use patent counsel selected by it, and such counsel shall take instructions only from [***], and patents and patent applications in Licensed Patents shall be assigned to [***].  [***] shall control all patent filings and all patent prosecution decisions and related filings (e.g., responses to office actions) shall be at [***] final discretion.  [***] (i) shall keep [***] reasonably informed with respect to the overall status of Prosecution of the ABI-009 Patents and the Licensed Patents involving [***], (ii) shall reasonably consult with [***] on Prosecution matters with respect to the ABI-009 Patents and the Licensed Patents involving [***], (iii) shall provide [***] with copies of material correspondence (including applications, office actions, responses, etc.) related to such Prosecution on the ABI-009 Patents and the Licensed Patents involving [***], and any proposed responses thereto by Abraxis prior to any filing or response deadlines, and (iv) upon [***] reasonable request, shall update [***] with respect to the overall status of Prosecution of the Licensed Patents.  [***] shall promptly provide [***] with any related comments, and [***] shall [***] or requests to amend to address [***] commercial interests; provided that, if any [***] comments are not received by [***] sufficiently in advance of any deadline for taking action, [***] may take action without considering [***] comments.  In any event, [***] shall have final decision making authority with respect to such Prosecution matters.

(c)If [***] decides to discontinue Prosecution of an [***] within Licensed Patents or any other Licensed Patent that contains only claims solely directed to ABI-009, a Licensed Product or their use in the Field (an “ABI-009 Patent”), not file a continuation application requested to be filed by [***] within such [***] or ABI-009 Patents or not maintain an issued patent on an [***] within the Licensed Patents or ABI-009 Patents, [***] shall provide [***] with notice of such decision at least [***] prior to any pending lapse or abandonment (or last possible filing date) thereof, or if earlier, promptly after its election not to file such continuation application or maintain such patent, as applicable.  In such event [***].  If [***], [***] shall reimburse [***] reasonable out-of-pocket costs, including outside counsel’s fees, within [***] after request for reimbursement from [***].  If [***] declines to do so, [***].  [***] Prosecution rights with respect to ABI-009 Patents under this Section 5.1(c) (whether through requesting [***] to continue Prosecution at [***] expense or [***] in its sole discretion providing [***] with Prosecution responsibility) will be limited to pursuing only claims solely directed to ABI-009, a Licensed Product or their use in the Field, and [***] may not pursue any other claims without the prior written consent of [***].

(d)If [***] decides to discontinue Prosecution of any Licensed Patent (other than a Patent related to an [***] or an ABI-009 Patent), not file a continuing application requested to be filed by [***] or not maintain an issued Patent on any such Licensed Patent, [***] shall provide [***] with notice of such decision at least [***] prior to any lapse or abandonment (or

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

last possible filing date) thereof, or if earlier, promptly after its election not to file such application or maintain such patent, as applicable.  In such event [***].  If [***] request, [***] shall reimburse [***] out-of-pocket costs, including outside counsel’s fees, within [***] after request for reimbursement from [***].  If [***].

(e)If [***] assumes Prosecution responsibility pursuant to Section 5.1(c), [***] shall [***] and provide [***] with copies of material correspondence (including applications, office actions, responses, etc.) relating to Prosecution of any [***] or ABI-009 Patent being prosecuted by [***].  [***] may provide [***] with respect to any material actions to be taken by [***], and [***] with respect to ABI-009 Patents.  [***] shall consult with [***] before taking any action that would have a material adverse impact on the scope of claims within [***] or ABI-009 Patents and [***] shall take [***].  To facilitate the [***] right to [***], [***] shall provide copies of all such material correspondence and any proposed responses thereto by [***] at least [***] prior to any filing or response deadlines, or within [***] of [***] receipt of any official correspondence if such correspondence only allows for [***] or less to respond, and [***] shall provide [***] promptly and in sufficient time to allow [***] to meet applicable filing requirements.  [***] shall give due consideration to any [***] request to amend the [***]; provided that, if any [***] are not received by [***] sufficiently in advance of any deadline for taking action, [***] may take action without considering [***] comments or instructions, as the case may be.

(f)Although the following Patent families have claims that are not solely directed to ABI-009, a Licensed Product or their use in the Field, Abraxis agrees that the [***] set forth on Exhibit 1.40 may be treated as ABI-009 Patents under this Agreement.

5.2Patent Marking.  AADi agrees to mark all Licensed Products or, if the marking on the products is impracticable, the packaging of such Licensed Products, in such manner conforming with the applicable patent laws, using content, form, location and language in accordance with the laws and practices of the country where such markings are used and as reasonably requested by Abraxis.  On Abraxis’ request, AADi agrees to cease so marking any batches of Licensed Products manufactured after the date specified by Abraxis in its request.

5.3Third Party Infringement.

(a)Notice re Infringement of the Licensed Patents.  If AADi becomes aware of infringement of any Patent included in the Licensed Patents by a Third Party, AADi shall promptly notify Abraxis in writing to that effect and provide a summary of the relevant facts and circumstances known to such Party relating to such infringement.  The notice shall specify if the infringement is based on the manufacture, use or sale of a Licensed Product (an “Infringing Product”).

(b)Suits by [***] for Infringement.  As between Abraxis and AADi, [***] shall have the right, but not the obligation, to initiate, prosecute and control any action or proceeding to restrain infringement of [***] hereunder to the extent such patent covers a Licensed Product, at [***] expense.  [***] agrees to be joined as a party if necessary to prosecute the action or proceeding and shall provide all reasonable cooperation, including any necessary use of its name, required to prosecute such litigation, provided that [***] shall reimburse [***] in connection with the foregoing.  [***] shall control any such action or proceeding; provided that [***] shall (i) notify [***] prior to

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

initiating any action to enforce a Licensed Patent against an Infringing Product, (ii) keep [***] reasonably informed with respect to such action or proceeding and reasonably consult with [***] with respect to [***] conduct of such action or proceeding, and (iii) [***].  [***] shall also control negotiations and settlement or compromise of such action or proceeding; provided that [***] consent [***] shall be required for any settlement or compromise that imposes any liability on [***]; provided further that [***] shall [***] comments with respect to any settlement or compromise that materially adversely affects the scope, validity or enforceability of any ABI-009 Patent or any Licensed Patent that involves an [***] invention and that, in either case, covers a Licensed Product, except that [***] shall have final decision making authority with respect to such settlement or compromise.  Notwithstanding the foregoing, on [***] request but not more than [***], [***] agrees to consider in good faith and discuss granting [***].

(c)Costs and Recoveries from Infringement Action.  [***] shall assume and pay its out-of-pocket costs incurred in connection with any litigation or proceedings described in this Section 5.3, including the fees and expenses of counsel.  Any recovery obtained by any Party as a result of any proceeding described in this Section 5.3, by settlement or otherwise, shall be applied in the following order of priority: (i) first, [***]; (ii) second, to [***]; (iii) third, [***]; and (iv) third, [***].  Notwithstanding the foregoing, in the event a portion of the recovery is required to be paid pursuant to the [***], such portion(s) will [***].

(d)Declaratory Actions and Counterclaims Against Abraxis or AADi.  In the event that an action alleging invalidity or non-infringement of any of the Licensed Patents shall be brought against Abraxis or AADi that is related to a Licensed Product, [***] shall have the right to take and control the action, in accordance with the provisions of Section 5.3(b) hereof.  Any costs incurred or recovery obtained with respect to such litigation, proceeding or settlement shall be borne or retained by [***].

5.4Infringement of Third Party Rights.  With respect to any and all claims instituted by Third Parties for Patent infringement involving the manufacture, use, offer for sale, sale or importation of a Licensed Product covered by the Licensed Patents during the Term, AADi shall promptly notify Abraxis of such claim and [***] shall have the first right, but not the obligation, to defend and control any action or proceeding with respect to such claim, at [***] sole expense and otherwise in accordance with the provisions of Section 5.3(b) hereof.  If [***] elects not to defend and control such action, [***] may do so at its expense, provided, however, that [***] may [***] participate in such suit and be represented by counsel of its choice, at its own expense.

6.  SUPPLY OF LICENSED PRODUCT

6.1Limited Obligation to Supply. Abraxis agrees to [***] supply AADi with Licensed Products solely as set forth in this Article 6 and in accordance with the supply terms attached hereto as Exhibit 6.1. Abraxis agrees to [***] manufacture and supply [***], as agreed by the parties prior to the Restatement Effective Date, for clinical or non-clinical development for the development activities currently contemplated by AADi to support submission of an NDA for a Licensed Product.  All costs incurred by Abraxis for such manufacture, supply and stability testing will be included as costs

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

incurred by Abraxis for the supply of Licensed Product to AADi pursuant to Article 6 in the calculation of “Fully Loaded Costs” and will be subject to AADi’s payment obligations under Section 7.2.

6.2Commercial Supply.  AADi shall be solely responsible for commercial supply of Licensed Product.

6.3Transition Assistance. Abraxis agrees to [***] provide certain transition assistance set forth in Exhibit 6.3. All such transition services, whether performed by Abraxis or a Third Party on behalf of Abraxis, shall be paid by AADi to Abraxis in advance.

6.4[***].  AADi understands and agrees that Licensed Product shall be supplied in the form and dosage strength described in [***].  In no event will Abraxis be obligated to modify the Licensed Product in any way, including dosage form or strength except as expressly set forth in this Section 6.4.  Upon AADi’s written request, if agreed to by Abraxis in its sole discretion, and at AADi’s sole expense at Abraxis’ [***], Abraxis shall use [***], to develop and manufacture for AADi [***] products as follows: (a) [***] as of the Effective Date, (b) [***], and (c) [***].  Such [***].  In addition, AADi can develop [***] with the prior written approval of Abraxis.  Any [***] developed by Abraxis or AADi pursuant to Section 6.4 shall be deemed a Licensed Product hereunder.

6.5Services.  In furtherance of developing the Licensed Product, from time to time during the Term, AADi may request that Abraxis perform specified development services and activities related to manufacturing and supply of Licensed Products and any additional activities as may be required by a Regulatory Authority to obtain or maintain any Regulatory Approval, IND or other regulatory filing with respect to a Licensed Product (collectively, “Services”).  Such Services, if agreed to by Abraxis, in its sole discretion, shall be performed by Abraxis for AADi on a fee for services basis in accordance with a scope of services agreement executed by the Parties (each a “Scope of Services Agreement”). Upon execution by the Parties, each such Scope of Services Agreement shall be subject to all of the terms and conditions of this Restated Agreement and shall be incorporated herein by reference. With respect to any agreed upon Services, the Parties shall agree in advance in writing on a work plan, timeline, any deliverables, budget and cost.  All such Services, whether performed by Abraxis or a Third Party on behalf of Abraxis, shall be paid by AADi to Abraxis in advance.

6.6Other Matters.  AADi acknowledges and agrees, as follows:

6.6.1As set forth in Section 2.5 of Exhibit 6.1, Abraxis may subcontract any of its obligations with respect to the manufacture or testing of Licensed Product, and the current expectation is that a Third Party will be used for such activities.  As such, the scope of Abraxis obligations to AADi under this Agreement will be subject to the rights of Abraxis under the applicable agreement with the Third Party (the “Third Party Agreement”); provided that Abraxis will [***] enforce the terms and of the Third Party Agreement, at [***] cost (but Abraxis will not be required to institute any litigation).  For example, (a) if AADi disputes any payments owed to such Third Party, Abraxis will [***] dispute such obligations with the Third Party; however, [***] will be responsible for any payments that such Third Party demands are owed, but [***] will also receive the benefit of any refunds from such Third Party (as described in the definition of “Fully Loaded Costs”); (b) if AADi rejects any Licensed Product pursuant to Section 4.2 of Exhibit 6.1, notwithstanding the procedure set

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

forth in such Section 4.2, the procedure for rejection under the Third Party Agreement will govern rejection of Licensed Product, and AADi will abide by the outcome of such determination; (c) any audit or inspection rights under this Agreement or the GMP Agreement will be limited to audit and inspection rights Abraxis is able to pass onto, or exercise on behalf of, AADi under the Third Party Agreement; and (d) Abraxis’ liability for damages for breaches of this Agreement caused by such Third Party and Abraxis’ indemnification obligations under Article 10 with respect to Losses caused by such Third Party will be limited to [***].  To the extent permitted, Abraxis will make a copy of any Third Party Agreement available to AADi, upon its reasonable request, which copy may be redacted with respect to matters that are not related to this Agreement or otherwise confidential.

6.6.2In determining what constitutes [***] for purposes of Abraxis fulfilling its obligations under this Article 6, Abraxis will not be required to [***]; and Abraxis may take into account such things as [***], in each case, of the Licensed Product and Abraxis’ products when making determinations as to how to prioritize products.

6.7Termination of Supply Obligations. Except as set forth herein, Abraxis’ supply obligations hereunder are terminated.  Abraxis will continue to manufacture (or have manufactured) and supply to AADi Licensed Products only in accordance with Section 6.1 of this Agreement, for delivery of [***]. Although the Parties do not currently anticipate any supply beyond [***], only to any extent Section 6.1 of this Agreement might somehow result in any supply beyond [***], any and all such obligations shall terminate, regardless, upon the earlier of (i) [***] and (ii) [***].

7.  CONSIDERATION

7.1Initial Fee.

7.1.1Initial Fee.  AADi shall pay to Abraxis $[***], of which amount: (a) $[***] shall be paid by AADi within [***] following the Effective Date in partial consideration of the rights granted to AADi hereunder, and (b) (i) $[***] shall be paid by AADi within [***] following the Effective Date and (ii) $[***] shall be paid by AADi within [***] following the Effective Date, and the amounts in each of clause (b)(i) and (b)(ii) shall be reimbursement for [***].  The Parties acknowledge and agree that AADi paid to Abraxis $[***] pursuant to [***].

7.2Cost for Supply of Licensed Product.  Abraxis will supply to AADi Licensed Products pursuant to Section 6.1 and Exhibit 6.1 at [***].  Abraxis shall invoice AADi for the amount due for the Licensed Product with or promptly [***] of Licensed Product.  Notwithstanding the foregoing, Abraxis hereby [***] and [***], and [***].

7.2.1Royalties.  In consideration of the rights granted to AADi hereunder, AADi shall pay to Abraxis a royalty on Net Sales of Licensed Products in the percentages set forth below, as set forth in this Section during the applicable Royalty Term, in addition to the [***] in accordance with Section 7.5 below.  AADi will pay to Abraxis the royalties due hereunder simultaneously with each such report submitted under Section 8.12.2.  AADi will pay a royalty of [***] on Annual Net Sales of [***].  AADi will pay a royalty of [***] of Annual Net Sales [***].  AADi will pay a royalty of [***] on Net Sales [***].  AADi will pay a royalty of [***] of Net Sales [***].  For such purposes,

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

“Annual Net Sales” means the total Net Sales of Licensed Products in a particular calendar year by AADi, its Affiliates and Sublicensees.

7.2.2On a Licensed Product-by-Licensed Product basis, royalties shall be due commencing with the first commercial sale of the Licensed Product in a particular country of the Territory until the later of [***] (such period, on a country-by-country basis, the “Royalty Term”).

7.2.3In the event there are no longer (or never were) any Valid Claims of Licensed Patents in the applicable country and there no longer is (or never was) any marketing or data exclusivity for the Licensed Product in the applicable country, at such time, the applicable royalty rate will be reduced by [***] until the expiration of [***] from the first commercial sale of such Licensed Product in such country of the Territory.

7.3Royalty Stacking.  If AADi, its Affiliate or Sublicensee licenses any Third Party Patent right that is necessary to avoid infringement of such Third Party Patent by using, offering for sale or sale of a Licensed Product, the royalties owed to Abraxis under Section 7.3 with respect to such Licensed Product may be reduced by the royalty payments made to such Third Party; provided that such royalty payments owed to Abraxis shall not be reduced by more than [***] of the amount that would otherwise be payable to Abraxis under such Sections.

7.4Third Party Payments.

7.4.1In addition to any royalties and other amounts due pursuant to this Agreement, AADi agrees to pay any royalties owed by Abraxis under [***] that are owed with respect to activities of AADi in exercising its license under this Agreement ([***]), including payments on sales of Licensed Products triggered by AADi’s activities that would not have been payable by Abraxis but for sales of Licensed Products by AADi, its Affiliates or Sublicensees.  AADi’s obligation under this Section 7.4 for [***] shall continue for so long as any payment obligations are due under [***].  [***] due by AADi will be calculated as follows:

(a)Abraxis will, promptly after the end of each Net Sales Measuring Period notify AADi of the aggregate “Net Sales” of products or services subject to royalty payments under [***] (such products and services, collectively, the “[***]”) sold by Abraxis, AADi, and all Abraxis’ other licensees under [***] during the applicable reporting period as determined in accordance with [***].  In the event of any conflict between the definition of “Net Sales” in this Agreement and “Net Sales” in [***], the definition in [***] shall apply to determining AADi’s [***].

(b)AADi will pay Abraxis a share of the royalties owed under each royalty tier of [***].  By way of nonlimiting example, if (x) [***], (y) [***], and (z) [***], then, (A) [***].

(c)AADi will make all [***] due with respect to [***] to Abraxis not less than [***] prior to the date on which such amounts must be paid by Abraxis to [***] under [***].

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

7.5Sublicense Fees.

7.5.1AADi shall pay to Abraxis [***] of any and all Sublicense Fees.  Such amounts shall be paid to Abraxis within [***] of AADi’s receipt of Sublicense Fees from a Sublicensee.

7.6Other Charges.  Abraxis will invoice AADi for other amounts payable by AADi hereunder (including amounts due pursuant to Sections 6.3 and 6.5) on a periodic basis, but no more frequently than [***].  Such amounts will be due within [***] of the date of the applicable invoice.  For the avoidance of doubt, Abraxis may submit invoices to AADi for [***] as such costs are incurred, subject to the foregoing [***] limitation.

7.7Payments.  All sums payable herein to Abraxis pursuant to this Agreement are specified in and shall be paid in United States Dollars without any deductions and are exclusive of any sales, use, transfer, excise, import, value added or other national, federal, state or local taxes (but excluding withholding taxes to the extent provided in Section 7.9), and AADi agrees to pay, and to hold Abraxis harmless from and against, all such taxes.  All amounts due to Abraxis shall be remitted by check, electronically or other manner as mutually agreed by the Parties and to the location designated by Abraxis in the applicable invoice.  In the event royalties accrue in a currency other than United States Dollars, those royalties shall be converted to United States Dollars at the exchange rate listed in the Wall Street Journal (N.Y. Edition) on the last day of the calendar quarter during which the royalties accrued.  AADi’s reports, as required by Section 8.12.2, shall contain a statement setting forth any such computation of the number of United States Dollars remitted.  Past due payments shall be subject to interest payable at the rate of [***], or the highest rate allowed by applicable law, whichever is lower.

7.8Taxes.  If laws or regulations require withholding by AADi of any taxes imposed upon Abraxis with respect to Abraxis’ gross or net income on account of any royalties or other payments paid under this Agreement, such taxes shall be deducted by AADi as required by law from such payment and shall be paid by AADi to the proper taxing authorities.  Official receipts of payment of any withholding tax shall be secured and sent to Abraxis as evidence of such payment.  At the request of Abraxis, AADi shall give Abraxis such reasonable assistance, which shall include the prompt provision of appropriate certificates of such deductions made together with other supporting documentation as may be required or requested by the relevant tax authority, to enable Abraxis to claim exemption from such withholding or other tax imposed or obtain a repayment thereof or reduction thereof and shall upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of tax.  In any event, at Abraxis’ reasonable request, AADi shall provide Abraxis reasonable assistance so that Abraxis may ensure that any withholding taxes imposed are reduced as far as possible under the provisions of the applicable tax treaty, and each Party shall reasonably cooperate in filing any forms required for such reduction.

7.9Records.  Each Party will keep accurate books and supporting data showing the amounts payable hereunder and will retain such books and supporting data for [***] following the end of the calendar year to which they pertain.

7.10Audits.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

7.10.1Abraxis may request an audit in writing for the sole purpose of verifying payments due from AADi under this Agreement for any period within the preceding [***] that has not previously been audited in accordance with this Section 7.10.1 or such other longer period as required of Abraxis pursuant to [***]; provided, however, that until [***], Abraxis may also audit AADi’s compliance with the payment terms of this Agreement during the entire period between [***]; provided further that AADi’s records for any particular calendar quarter shall be subject to no more than [***].  Audits may only occur [***] and will be conducted at Abraxis’ sole expense during normal business hours by an independent certified public accountant selected by Abraxis that is reasonably acceptable to AADi.  AADi shall immediately remit to Abraxis the amount of royalties or other amounts due, including payments arising under the CVR Agreement, found to have been underpaid by AADi.  If royalties or other amounts due are found to have been understated by an amount in excess of [***] during the period subject to the audit, AADi shall reimburse Abraxis for the fees, costs and expenses of the independent auditor incurred in having the inspection conducted.  AADi shall pay interest for any understated royalty or other amount due at the rate of specified in Section 7.8.  Any amounts found to have been overpaid by AADi shall be promptly refunded by Abraxis.  AADi agrees that, if an audit is requested under [***], AADi will allow the independent accountant appointed thereunder to review AADi’s records in accordance with the terms of this Section 7.10.1.

7.10.2AADi may request an audit in writing for the sole purpose of verifying payments due from AADi under Sections 6.4 and 7.2 with respect to supplies of Licensed Products for any period within the preceding [***] that has not previously been audited in accordance with this Section 7.10.2; provided, however, that Abraxis’ records for any particular calendar quarter shall be subject to no more than [***].  Audits may only occur [***] and will be conducted at AADi’s sole expense during normal business hours by an independent certified public accountant selected by AADi that is reasonably acceptable to Abraxis.  AADi shall immediately remit to Abraxis any amounts found to have been underpaid by AADi with respect to the Services provided by Abraxis in accordance with Section 6.4 above or supplies of Licensed Products under Section 7.2 above.  If amounts due under Section 6.4 and/or 7.2 are found to have been overstated by an amount in excess of [***] during the period subject to the audit, Abraxis shall reimburse AADi for the fees, costs and expenses of the independent auditor incurred in having the inspection conducted.  Any amounts found to have been overpaid by AADi under Section 6.4 and/or 7.2 with respect to Services or supplies of Licensed Product, as applicable, shall be promptly refunded by Abraxis.

7.11Reports.

7.11.1Until [***] after AADi becomes a publicly traded entity on either the NYSE or NASDAQ, AADi will provide Abraxis with financial statements for the preceding fiscal year [***], on or before the [***] following the close of its fiscal year, but at a minimum AADi must provide Abraxis with an audited balance sheet and an audited operating statement, on or before the [***] following the close of its fiscal year.

7.11.2Within [***], or as otherwise mutually agreed, after [***] of each year, AADi will deliver to Abraxis any and all payments due to Abraxis under this Article 7 (other [***], which are due as set forth in Section 8.5.1(c)) for the relevant quarter and true and accurate reports, including at least the following with respect to the Territory:

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

(a)quantity of Licensed Products sold;

(b)total gross invoice price charged by AADi and its Sublicensees for Licensed Products sold;

(c)an itemized calculation of Net Sales for the Licensed Products showing deductions for such reporting period provided for in accordance with the definition of Net Sales;

(d)total royalties due under Section 7.3;

(e)names and addresses of all Sublicensees;

(f)total of Abraxis’ share of Sublicense Fees paid during the relevant quarter or due with the report; and

(g)to the extent that sales for the Licensed Products for an applicable period is recorded in currencies other than United States dollars, the exchange rates used for conversion of such foreign currency into United States dollars.

7.11.3To the extent Abraxis needs additional information from AADi to calculate amounts due under [***], AADi will promptly provide such information to Abraxis upon request.

8.  REPRESENTATIONS, WARRANTIES AND COVENANTS; LIMITATION OF LIABILITY

8.1Mutual Representations and Warranties.  Each Party hereby represents, warrants and covenants to the other Party that:

(a)such Party is a corporation or entity duly organized, validly existing and in good standing under the laws of its state or country of incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)such Party is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval and the Person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite corporate action;

(c)no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement, except where the failure to obtain any of the foregoing would not have a material adverse impact on the ability of such Party to meet its obligations hereunder;

(d)this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (ii) equitable principles of general applicability; and

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

(e)the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement does not and will not conflict with or result in a breach of any of the terms or provisions of (i) any other contractual or other obligations of such Party, (ii) the provisions of its charter, operating documents or bylaws, or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound except where such breach or conflict would not materially impact the Party’s ability to meet its obligations hereunder; and it shall comply in all material respects with all laws, rules and regulations applicable to its performance under this Agreement, including requirements relating to listing clinical trials on clinicaltrials.gov.

8.2Disclaimer of Warranties.

8.2.1Nothing in this Agreement shall be construed as a representation, and warranty and Abraxis expressly disclaims any and all representations or warranties (a) regarding the validity or scope of the Licensed IP, (b) that anything made, used, sold, imported or otherwise disposed of under this Agreement is or shall be free from infringement of Third Party Intellectual Property rights; or (c) regarding an obligation to bring or prosecute infringement or other actions or suits against Third Parties.  Abraxis makes no representations or warranties, either express or implied, with respect to the use, importation, sale, lease, distribution or other disposal by AADi of Licensed Products.

8.2.2THE LICENSE AND OTHER RIGHTS GRANTED TO AADI HEREUNDER AND ANY INFORMATION PROVIDED BY OR ON BEHALF OF ABRAXIS HEREUNDER ARE GRANTED AND PROVIDED ON AN “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” BASIS.  EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, CONCERNING THE SUCCESS OR POTENTIAL SUCCESS OF THE DEVELOPMENT, COMMERCIALIZATION, MARKETING OR SALE OF ANY LICENSED PRODUCT.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.3Limitation of Liability.

8.3.1NOTWITHSTANDING THE FOREGOING, EXCEPT FOR (A) [***], OR (B) [***], NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) ATTRIBUTABLE TO ANY BREACH OR DEFAULT BY SUCH PARTY UNDER THIS AGREEMENT.  THIS LIMITATION SHALL SURVIVE ANY FAILURE OF THE ESSENTIAL PURPOSE OF A LIMITED OR EXCLUSIVE REMEDY SET FORTH HEREIN.

8.3.2[***], IN NO EVENT SHALL ABRAXIS’ LIABILITY FOR ANY DAMAGE, LOSS OR CAUSE OF ACTION IN CONNECTION WITH, RELATED TO OR ARISING OUT OF THIS AGREEMENT EXCEED THE GREATER OF (A) [***] OR (B) $[***].  [***], IN NO EVENT SHALL ABRAXIS’ LIABILITY FOR ANY DAMAGE, LOSS OR CAUSE

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

OF ACTION IN CONNECTION WITH, RELATED TO OR ARISING OUT OF THIS AGREEMENT EXCEED THE GREATER OF (I) [***] OR (II) $[***].  THE FOREGOING LIMITATIONS ON ABRAXIS’ LIABILITY IN THIS SECTION 8.3.2 DO NOT APPLY TO ABRAXIS’ ACTIVITIES OUTSIDE THE FIELD WITH ABI-009 NOR LIMIT ABRAXIS’ INDEMNIFICATION OBLIGATIONS UNDER SECTION 11.2(B) OR (C).

9.  CONFIDENTIALITY/ABRAXIS PROTECTED INFORMATION,
PUBLICATION AND PUBLIC ANNOUNCEMENTS

9.1Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, Abraxis and AADi agree that each of Abraxis and AADi, upon receiving or learning of any Confidential Information of the other Party, shall keep such Confidential Information confidential and otherwise shall not disclose or use such Confidential Information during and after the Term for any purpose other than as provided for in this Agreement.  The Receiving Party shall advise its employees and consultants who might have access to the Disclosing Party’s Confidential Information of the confidential nature thereof and agrees that its employees and consultants shall be bound by obligations of confidentiality, nonuse and nondisclosure at least as stringent the terms of this Section 9.1 and Sections 9.2, 9.3, 9.5, 9.9, 9.10 and 9.11.  The Receiving Party shall not disclose any Confidential Information of the Disclosing Party to any employee, consultant or other individual who does not have a need for such information.

9.2Authorized Disclosure.  Notwithstanding the foregoing, each of Abraxis and AADi may disclose Confidential Information of the other Party (a) to a Third Party to the extent such disclosure is reasonably necessary to exercise the rights granted to or retained by it under this Agreement; (b) [***] on a need to know basis and subject to obligations of confidentiality, nonuse and nondisclosure at least as stringent as those set forth in Sections 9.1, 9.2, 9.3, 9.5, 9.9, 9.10 and 9.11; and (c) in defending litigation, complying with applicable governmental regulations, or submitting information to tax or other governmental authorities (including Regulatory Authorities), provided that, if a Party is required pursuant to an order of a court of competent jurisdiction or other government order or judicial process to make any such disclosure of the Disclosing Party’s Confidential Information, to the extent it may legally do so, it will give reasonable advance written notice to the Disclosing Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise).  Notwithstanding the foregoing authorized disclosures of the Disclosing Party’s Confidential Information or the provisions of Sections 1.17(a) through (f), subject to Section 9.7, AADi is prohibited from disclosing, under any circumstances, any [***], including any information relating to the manufacture of the Licensed Products or processes or know-how relating thereto, except to any Permitted Parties (as defined in Section 9.7.12), without Abraxis’ prior written consent; provided that, if AADi is required pursuant to a valid order of a court of competent jurisdiction or other government order or judicial process to make any such disclosure of any [***], AADi may disclose [***] if AADi has first given (i) written notice to Abraxis within [***] of receipt of the document to which AADi is responding or at least [***] prior to any disclosure if such notice is less than [***] in advance of the required production of the applicable [***], (ii) Abraxis an opportunity to review and approve any disclosures AADi intends to make in response to the applicable court or governmental order or judicial process, and (iii) Abraxis a reasonable opportunity to take appropriate

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

action and cooperate with Abraxis as necessary and requested by Abraxis to obtain an appropriate protective order; provided further that, in each case, the [***] disclosed in response to such court or governmental order or judicial process will be limited to that information that is legally required to be disclosed in response to such court or governmental order or judicial process, as determined in good faith by counsel to AADi.

9.3Return of Confidential Information.  Upon termination or expiration of this Agreement the Receiving Party shall promptly return all of the Disclosing Party’s Confidential Information, including all reproductions and copies thereof in any medium, except that the Receiving Party may retain one copy for its legal files; provided that any [***] must be returned by AADi upon request of Abraxis without any copies being retained; provided that, to the extent that the provisions of Section 11.3.2 apply, Abraxis may retain copies of AADi’s Confidential Information to use in accordance with such section.

9.4Destruction of Confidential Information.  On Abraxis’ request, AADi will destroy, or at Abraxis’ option return, and will cause the destruction or return of any [***] in the possession or control of AADi, its Affiliates, Sublicensee or any Designee prior to any such Person entering into any partnering arrangement for nab-rapamycin, or prior to AADi being acquired by a Third Party.

9.5Unauthorized Use.  If either Party becomes aware or has knowledge of any unauthorized use or disclosure of the other Party’s Confidential Information, it shall promptly notify the disclosing Party of such unauthorized use or disclosure.

9.6Use of Abraxis Resources.  The Parties acknowledge that [***], a member of AADi, [***], and that his activities and those by AADi, pursuant to the terms of this Agreement, shall not be construed in any way to constitute a violation of [***].  In connection with such employment, [***] may have access to Confidential Information, including [***], and other resources of Abraxis and its Affiliates.  AADi represents, warrants and covenants that it will ensure that [***] does not use any such Abraxis’ Confidential Information, including [***], or other resources obtained as a result of his employment relationship with Abraxis in connection with the conduct of the business of AADi, including in connection with this Agreement.

9.7[***], AADi acknowledges and agrees to the following:

9.7.1AADi has or will have certain access to [***] through this Agreement.

9.7.2Abraxis reasonably believes that AADi has a need for access to [***] under this Agreement solely for the purposes of developing, commercializing, making and having made ABI-009 or Licensed Product(s) for the Field (“Authorized Purpose”).

9.7.3Abraxis may disclose [***] to AADi in order for AADi or any Permitted Parties (as defined in Section 9.7.12) to perform activities under this Agreement for the Authorized Purpose.

9.7.4AADi’s access and use of [***] shall only be in connection with activities under this Agreement for the Authorized Purpose and for no other purpose whatsoever.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

9.7.5AADi acknowledges that the [***] requires [***].

9.7.6All [***] received by AADi shall remain property owned by Abraxis or its Affiliates.

9.7.7AADi shall not disclose the [***] to any other Person other than a Permitted Party, except as expressly permitted pursuant to Sections 3.2.3, 9.2 and 9.7.12, but subject to the provisions of this Section 9.7.  The prohibitions and restrictions on disclosure and use of and access to [***] in this Agreement survive the expiration or termination of this Agreement for any reason whatsoever.

9.7.8The disclosure of [***] to AADi does not give any express or implied right or license to AADi to use the [***] for any purpose other than to perform activities under this Agreement for the Authorized Purpose.

9.7.9Nothing in this Agreement shall be construed as an obligation on Abraxis to disclose [***] to AADi.

9.7.10All [***] provided to AADi by Abraxis must be returned to Abraxis as provided in Section 9.3 or 9.4 above, as applicable, or otherwise on Abraxis’ request, with all copies and other materials containing any [***] including any such materials generated by or for AADi such as notes, data, results, etc.

9.7.11Given that it is presumed that any breach by AADi of the covenants and terms contained in this Agreement will cause irreparable harm to Abraxis, the Parties further agree that, in addition to and without limiting the provisions of Section 12.9, Abraxis shall be entitled to injunctive relief in any court of competent jurisdiction to enjoin any such breach or threatened breach by AADi.  This shall not limit the recovery of money damages as may be appropriate and awarded by any such court.

9.7.12AADi acknowledges and agrees that it may not disclose the [***] to any Person (whether a Third Party, Affiliate, or any employee or contractor of AADi or an Affiliate) except to a [***] (collectively, the “Permitted Parties”); provided that under no circumstances shall [***] ever be considered to be a Permitted Party.  [***].  Furthermore, any other Persons to whom AADi discloses [***] (as approved by Abraxis) will enter into an appropriate written agreement obligating such Persons to be bound by obligations of confidentiality and restrictions on disclosure and use of such Confidential Information that are no less restrictive than the obligations set forth in this Article 9.

9.7.13To the extent any inspection, audit, or other rights granted by Abraxis to AADi under this Agreement (or any ancillary agreement such as the GMP Agreement or any commercial manufacturing agreement) would result in the disclosure of any [***], such inspection, audit, or other right may only be exercised by AADi through [***], at least to the extent of such disclosure of [***].

9.7.14AADi certifies that it has read, understood and voluntarily agreed to the obligations set forth in this Section 9.7.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

9.8Specific Restrictions on Use of Confidential Information.  To ensure adequate protection and maintenance of the confidentiality [***], AADi acknowledges and agrees to the following:

9.8.1Prohibited Activities.  As a condition to this Agreement, which provides, inter alia, access to the [***], including [***], and licenses to the Licensed Patents and Licensed Technology on the terms set forth herein, AADi covenants and agrees that, except for Licensed Products in accordance with this Agreement, AADi shall not, directly or indirectly:

(a)make, develop, market or distribute, alone or in concert with others during the Term and [***] in which (i) [***] or (ii) [***]; and

(b)without limiting the foregoing restrictions in Section 9.8.1(a), make, develop, market, or distribute alone or in concert with others anywhere in the world, any pharmaceutical formulation or product manufactured by use of or with reference to any of Abraxis’ (or its Affiliates’) Confidential Information, [***], or Abraxis’ or its Affiliates’ Intellectual Property or assist any other Person in doing the same (other than Abraxis or any of its Affiliates).

9.8.2AADi further expressly agrees that its obligations in subsections 9.8.1(a) and (b) are reasonable and necessary to [***], and that Abraxis would be irreparably harmed if AADi breached its obligations.

9.8.3AADi covenants and agrees that any proposed Sublicensee, successor, assign, Desai or any other Affiliate shall be advised of these prohibitions and shall agree in a writing in favor of Abraxis and its Affiliates to be bound to the provisions of this Article 9, including this Section 9.8, as a condition of, and prior to seeking, Abraxis’ approval for the grant of a Sublicense to such Sublicensee, or the transfer or assignment of any of AADi’s rights under this Agreement to a successor or assign or Affiliate.

9.8.4AADi and Abraxis agree that the contractual period of time set forth herein shall not limit or otherwise affect (a) the duration of trade secret rights under governing trade secret law, which may be substantially longer in time or (b) the duration of AADi’s obligations pursuant to this Article 9.

9.9Publications.  AADi will provide Abraxis with a copy of any proposed publication or presentation relating to ABI-009 or relating to the Licensed IP or otherwise mentioning Abraxis or its Affiliates at least [***] prior to submission for publication or presentation.  Any such publication or presentation shall be subject to reasonable review by Abraxis.  AADi will delete from the proposed disclosure any of Abraxis’ Confidential Information upon the request of Abraxis.  Abraxis may require AADi to delay such publication or presentation for a period of up to [***] to allow Abraxis to secure adequate Intellectual Property protection of Abraxis’ property that would be affected by the publication or presentation.  AADi will not include the name of Abraxis, Celgene or any of their Affiliates or the terms “Abraxane” or “nab” in any publication or presentation without Abraxis’ prior written consent, which may be withheld in its sole discretion except that Abraxis will not unreasonably withhold its consent to the use of any such names or terms if the use of such names or terms is necessary for compliance with applicable laws.  In the event a proposed publication or presentation

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

violates the foregoing restriction, Abraxis has the right to require AADi to cancel the proposed publication or presentation or delete the prohibited terms or words.  Required submissions on clinicaltrials.gov will be subject to the provisions of this Section 9.9, except that the period for Abraxis’ review will be limited to [***].  Abraxis’ prior review under this Section 9.9 will not be required with respect to AADi reprinting any publications (a) previously published by Abraxis as of the Effective Date that are solely directed to ABI-009 or ABI-009’s use in the Field or (b) previously approved by Abraxis under this Section 9.9, so long as, in either case, such reprint by AADi is in the format previously published by Abraxis or AADi, as applicable, without any modification or the addition of any new content and subject to AADi obtaining permission from any Third Parties having rights with respect to such publications.

9.10Terms of Agreement.  Each of the Parties agrees not to disclose to any Third Party the existence (unless and until a public announcement is made in accordance with Section 9.11) or the terms and conditions of this Agreement without the prior approval of the other Party, except each Party may make such a disclosure: (a) [***], in each case, subject to complying with the provisions of Section 10.2(b); or (b) to the extent necessary to comply with applicable laws, including securities laws, regulations or guidances; provided that, in the case of clause (b), (i) the disclosing Party shall promptly notify the other Party and allow the other Party a reasonable opportunity to oppose with the governmental authority initiating the process and, to the extent allowable by law, to seek limitations on the portion of this Agreement that is required to be disclosed; and (ii) any disclosure will be solely in the form of a redacted version of this Agreement, such redacted version to be reasonably and mutually agreed upon by the Parties.

9.11Public Announcements.  Neither Party may issue press releases or other similar public communications regarding this Agreement without the prior written consent of the other Party.  The foregoing notwithstanding, communications required by applicable law or regulation will not require advance approval if (a) any such disclosure is limited to that information that is legally required to be disclosed; (b) a copy of the proposed communication is provided to the other Party at least [***] prior to release or communication thereof (or such lesser period as is necessitated in order to comply with law or by an emergency situation due to unexpected circumstances); provided that, if a Party does not reject or otherwise fails to approve such public announcement within [***] day period (or shorter period as applicable), the proposed communication will be deemed approved (subject, in any event, to a Party’s non-disclosure and other obligations with respect to the other Party’s Confidential Information under this Article 9); and (c) such Party considers in good faith the comments of the other Party.  Further, neither Party shall employ or use the name of the other Party in any promotional materials or advertising without the prior express written permission of the other Party.

10.  INDEMNIFICATION; INSURANCE

10.1By AADi.  AADi shall, at AADi’s cost and expense, defend, indemnify and hold harmless Abraxis and its Affiliates and their respective directors, officers, employees and agents (“Abraxis Indemnitees”) from and against any and all claims, actions, liabilities, losses, costs, damages, fees or expenses (including reasonable defense costs and reasonable attorneys’ fees and expenses) (“Losses”) incurred in connection with or arising out of any Third Party claim (a “Third Party Claim”) to the extent relating to (a) [***], (b) [***], or (c) [***], in each case, provided,

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

however, that such indemnity shall not apply to the extent such Loss relates to a matter described in clauses (a) through (d) of Section 10.2.

10.2By Abraxis.  Abraxis shall, at Abraxis’ cost and expense, defend, indemnify and hold harmless AADi and its Affiliates and their respective directors, officers, employees and agents (“AADi Indemnitees”) from and against any and all Losses, incurred in connection with or arising out of any Third Party Claim to the extent relating to (a) [***], (b) [***], (c) [***], or (d) [***]; provided, however, that such indemnity shall not apply to the extent such Loss relates to a matter described in clauses (a) through (c) of Section 10.1.

10.3Indemnification Procedures.

10.3.1In the case of a Third Party Claim as to which a Party may be obligated to provide indemnification pursuant to this Agreement, a Party or the applicable Indemnitee shall notify the indemnifying Party in writing of the Third Party Claim (and specifying in reasonable detail the factual basis for the Third Party Claim and to the extent known, the amount of the Third Party Claim) reasonably promptly after becoming aware of such Third Party Claim; provided, however, that failure to give such notification will not affect the indemnification provided hereunder except to the extent the indemnifying Party shall have been actually prejudiced as a result of such failure.

10.3.2If a Third Party Claim is made against an Indemnitee, the indemnifying Party will be entitled, within [***] after receipt of written notice from the Indemnitee of the commencement or assertion of any such Third Party Claim, to assume the defense thereof (at the expense of the indemnifying Party) with counsel selected by the indemnifying Party and reasonably satisfactory to the Indemnitee, for so long as the indemnifying Party is conducting a good faith and diligent defense.  Should the indemnifying Party so elect to assume the defense of a Third Party Claim, the indemnifying Party will not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided that, if under applicable standards of professional conduct a conflict of interest exists between the indemnifying Party and the Indemnitee in respect of such claim, such Indemnitee shall have the right to employ separate counsel (which shall be reasonably satisfactory to the indemnifying Party) to represent such Indemnitee with respect to the matters as to which a conflict of interest exists and in that event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying Party; provided, further, that the indemnifying Party shall only be responsible for the reasonable fees and expenses of one separate counsel for such Indemnitee; provided further that any conflict of interest will not impair the indemnifying Party’s obligation to indemnify and hold harmless the Indemnitee.  If the indemnifying Party assumes the defense of any Third Party Claim, (a) the Indemnitee shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying Party; (b) the indemnifying Party will promptly supply to the Indemnitee copies of all correspondence and documents relating to or in connection with such Third Party Claim and keep the Indemnitee informed of developments relating to or in connection with such Third Party Claim, as may be reasonably requested by the Indemnitee (including, without limitation, providing to the Indemnitee on reasonable request updates and summaries as to the status thereof) and (c) all Indemnitees shall reasonably cooperate with the indemnifying Party in the defense thereof (such cooperation to be at the expense, including reasonable legal fees and expenses, of the indemnifying

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Party).  If the indemnifying Party does not elect to assume control of the defense of any Third Party Claim within the [***] set forth above, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying Party, the Indemnitee shall have the right, at the expense of the indemnifying Party, after [***] notice to the indemnifying Party of its intent to do so, to undertake the defense of the Third Party Claim for the account of the indemnifying Party (with counsel selected by the Indemnitee), and to compromise or settle such Third Party Claim, exercising reasonable business judgment.

10.3.3The Indemnitee will agree to any settlement, compromise or discharge of such Third Party Claim that the indemnifying Party may recommend that by its terms obligates the indemnifying Party to pay the full amount of Losses (whether through settlement or otherwise) in connection with such Third Party Claim and unconditionally and irrevocably releases the Indemnitee completely from all liability in connection with such Third Party Claim; provided, however, that, without the Indemnitee’s prior written consent, the indemnifying Party shall not consent to any settlement, compromise or discharge (including the consent to entry of any judgment), and the Indemnitee may refuse in good faith to agree to any such settlement, compromise or discharge, that provides for injunctive or other non-monetary relief affecting the Indemnitee.  The Indemnitee shall not (unless required by law) admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld).

10.4Insurance Proceeds.  Any indemnification by Abraxis hereunder shall be made net of any insurance proceeds recovered by the AADi Indemnitee (it being understood that an Indemnitee may simultaneously pursue an insurance claim and a claim for indemnification hereunder); provided, however, that, if, following the payment to the AADi Indemnitee of any amount under this Article 10, such AADi Indemnitee recovers any insurance proceeds in respect of the claim for which such indemnification payment was made, the AADi Indemnitee shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to Abraxis.

10.5Insurance.  AADi shall maintain the following insurance, from reputable and financially secure insurance carriers: comprehensive commercial general liability insurance, including products liability insurance, with aggregate and single occurrence limits of not less than [***] and [***], and subject to such deductibles, in each case, as are reasonable and customary in the pharmaceutical industry for companies of comparable size and activities.  AADi also agrees that it will be solely responsible for ensuring that its agents (including contractors and subcontractors), its permitted assignees, licensees and Sublicensees maintain such other insurance as is reasonably required by AADi or such other insurance as is customary in such other parties’ industries, at levels no less than those required as set forth above.  Abraxis will be named as an additional insured in such policies.  AADi will cause the liability it assumed under this Agreement to be specifically insured under the contractual liability section of the liability insurance policies.  The liability policy will be primary without right of contribution from any insurance by Abraxis.  Such policies will require that Abraxis be given not less than [***] prior written notice of any cancellation thereof or material change therein.  AADi will provide Abraxis with certificates of insurance evidencing all of the above coverage and will provide Abraxis with certificates of insurance evidencing renewal or substitution of such insurance [***] prior to the effective date of such renewal or substitution.  AADi shall bear the cost

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

of maintaining such insurance for so long as Licensed Products continue to be sold or otherwise distributed and thereafter for so long as is necessary to cover any and all Third Party Claims which may arise from the development or sale of Licensed Products.

11.  TERM AND TERMINATION

11.1Term.  This Agreement is effective as of the Effective Date and, unless sooner terminated as provided herein, shall remain in full force and effect until expiration of all milestone and royalty payment obligations under Sections 7.1 and 7.3 unless earlier terminated as set forth herein.

11.2Continuing Rights of Sublicensees.  Upon any termination of this Agreement, any Specified Third Party Sublicenses granted by AADi shall remain in effect and shall become a direct license of such rights by Abraxis to such Third Party Sublicensees, subject to such Third Party Sublicensees’ agreeing in writing to assume AADi’s terms, conditions and obligations to Abraxis under this Agreement as they pertain to the sublicensed rights; provided that, for the avoidance of doubt, Abraxis will not be liable to such Third Party Sublicensee with respect to any obligations of AADi that are not consistent with, or not required by, Abraxis’ obligations to AADi under this Agreement.  “Specified Third Party Sublicense” means any Third Party Sublicense granted by AADi that (a) [***], (b) [***], or (c) [***].  For the avoidance of doubt, upon any termination of this Agreement, any other sublicenses, including any sublicense of any AADi Affiliate Sublicensee, will terminate.

11.3Effect of Expiration or Termination.

11.3.1Expiration or termination of this Agreement pursuant to this Article 11 shall not (a) relieve a Party hereto of any obligation accruing to such Party prior to such expiration or termination, or (b) result in the waiver of any right or remedy by a Party hereto accruing to such Party prior to such expiration or termination; provided that, in the case of termination pursuant to Section 11.6.2, [***]; provided that AADi must submit a claim for indemnification under such section on or before the [***] anniversary of the Termination Date.

11.3.2Upon termination of this Agreement by mutual agreement under Section 11.5, termination by AADi under Section 11.6.1 or termination by Abraxis under Section 11.4, 11.6.2, or 11.6.3, AADi agrees to the following:

(a)AADi shall assign to Abraxis all of AADi’s Regulatory Approvals, all correspondence with the FDA or equivalent foreign Regulatory Authorities and any and all data, results and information for the Licensed Products and, unless otherwise agreed between Abraxis and any Sublicensees pursuant to Section 11.2, AADi shall cause all of its Sublicensees to assign to Abraxis all of such Regulatory Approvals and correspondence with the FDA or equivalent foreign Regulatory Authorities of the Sublicensees.

(b)AADi shall assign to Abraxis all of AADi’s and its Affiliates’ right, title and interest in the product trademark(s) (but not any house marks) and, to the extent owned by AADi, the generic name of the Licensed Product at the USAN (United States Adopted Name) Council.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

(c)AADi shall transfer to Abraxis all counsel patent files with respect to the Licensed Patents Prosecuted by AADi pursuant to Section 5.1.

(d)Without limiting Section 11.3.2(a) above, AADi agrees to grant, and does hereby grant (effective upon such termination), Abraxis an exclusive, irrevocable, perpetual, royalty-free, fully paid-up, worldwide, transferable license, including the right to grant sublicenses, under Patents and Technology (with rights of references as applicable) Controlled by AADi as of the effective date of termination that are necessary or useful to use, make, have made, sell, offer for sale, and import Licensed Products.

(e)AADi shall assign or sublicense to Abraxis, to the extent possible and as requested by Abraxis, AADi’s rights and obligations under any Third Party licenses entered into with respect to the Licensed Products.

AADi will use reasonable efforts to complete the foregoing activities within [***] of the date of termination.

11.3.3Upon termination of this Agreement for any reason, as of the effective date of such termination, all licenses (including all rights of reference) granted by Abraxis to AADi under this Agreement will terminate automatically (and Abraxis will thereafter have all rights previously licensed to AADi under this Agreement).

11.3.4Upon termination of this Agreement for any reason, as of the effective date of such termination, all submitted but unfilled purchase orders of Licensed Product will be cancelled; and Abraxis will [***] discontinue any manufacturing or other services being provided to AADi in the most cost effective manner possible and as promptly as possible; provided that upon, termination of this Agreement by mutual agreement under Section 11.5 (except as otherwise agreed by the Parties), termination by AADi under Section 11.6.1 or termination by Abraxis under Section 11.4, 11.6.2, or 11.6.3, AADi will be responsible to pay for or reimburse Abraxis for such manufacturing and services until they are discontinued, including all non-cancelable obligations and including any costs associated with undelivered inventory of Licensed Product or works-in-process.  Such payment will be at the same rate as otherwise provided in this Agreement.  AADi will return to Abraxis all Licensed Product then in AADi’s, its Affiliates, or Sublicensees’ possession or control.

11.4License Termination Events. If any one of the following events shall occur, each Party shall have the right to terminate this Agreement:

(a)to the extent permitted by law immediately upon written notice if any Party shall be adjudicated bankrupt, or shall make a transfer of all or substantially all of its assets for the benefit of creditors, or if a receiver shall be appointed to manage its business or assets, or if a petition shall be filed by such Party or by a creditor seeking adjudication of such Party as a bankrupt and such petition shall not have been dismissed within [***] of its filing;

(b)if any Party shall fail to perform its material obligations under this Agreement within [***] after a written default notice from the non-breaching Party; provided, however, that, if the purportedly breaching Party provides written notice to the non-breaching Party

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

within [***] of the default notice disputing the alleged breach, the Parties agree to use good faith efforts to resolve the dispute amicably for up to [***], during which period the default notice will not become effective.  [***] that this Agreement was materially breached and the breaching Party fails to cure such breach within [***] after such determination; or

(c)[***] after the FDA or EMA puts a clinical hold on all then-current Licensed Products or withdraws approval of the manufacture or marketing of all then-current Licensed Products, or if the FDA or any other Regulatory Authority that regulates all then-current Licensed Products takes any action the result of which is to prohibit the manufacture, sale, marketing or use of all then-current Licensed Products or takes any similar action concerning Licensed Product or any raw material contained therein or otherwise imposes any significant restriction with respect to the manufacture, sale, marketing or use all then-current Licensed Products.

11.5Mutual Termination.  The Parties may at any time terminate this Agreement through mutual agreement.

11.6Unilateral Termination.

11.6.1AADi may terminate this Agreement at any time upon written notice to Abraxis.

11.6.2Abraxis has the right to terminate this Agreement as set forth in Section 4.5.

11.6.3Abraxis has the right to immediately terminate this Agreement in the event that AADi, any Affiliate of AADi, or any Third Party assigned or designated by AADi, takes any action, directly or indirectly, [***] in connection with a challenge to the validity, enforceability, scope, inventorship or ownership of any of the Licensed IP in any court or tribunal or before the United States Patent and Trademark Office or, any other patent office or in any arbitration proceeding, including in connection with an opposition proceeding or re-examination.

12.  MISCELLANEOUS

12.1Designated Representative.  The Parties each designate the following as their principal representatives to address questions and issues related to the following subject areas:

	Abraxis	AADi
•Manufacture and Supply of Licensed Products	[***]	[***]
•Regulatory Affairs	[***]	[***]
•Regulatory CMC	[***]	[***]
•Patent Prosecution	[***]	[***]
•Other matters related to this Agreement	[***]	[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

AADi may inquire with Abraxis as to its designated representatives from time-to-time.  Neither Party will contact any employees, agents or representatives of the other Party, other than the individuals set forth above, except, on an issue-by-issue basis, with the express written consent of such other Party, the first Party may contact another person specifically designated as the point of contact for that issue, provided that, notwithstanding the foregoing, AADi may contact the designated Alliance Management person at Abraxis regarding any of the foregoing subject areas.

12.2Assignment.  This Agreement may be assigned or otherwise transferred (in whole or in part, whether voluntarily, by operation of law or otherwise) by AADi without the prior written consent of Abraxis solely [***]; provided, however, in no event will AADi be permitted to assign or otherwise transfer or delegate [***] this Agreement to [***]. Abraxis has the right to assign this Agreement without AADi‘s consent. If Abraxis assigns any of the Licensed Patents or Licensed Technology to a person or entity to whom this Agreement is not also assigned in its entirety, Abraxis shall obtain a written acknowledgement agreement from such person or entity that the relevant Licensed Patents and/or Licensed Technology are subject to the rights granted to AADi under this Agreement. Any attempted assignment in violation of this provision shall be null and void. This Agreement shall be binding upon the permitted successors and assigns of the Parties.

12.3Further Actions and Obligations.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.  AADi acknowledges and agrees that at all times during the term of this Agreement, AADi will be responsible and liable for the activities of its Affiliates and Subsidiaries that have any rights or obligations under this Agreement, including as a Sublicensee.

12.4Force Majeure.  Neither Party shall be liable to the other Party for loss or damages, or shall have any right to terminate this Agreement for any default or delay directly attributable to any Force Majeure, provided that the Party affected gives prompt notice of any such cause to the other Party.  The Party giving such notice shall thereupon be excused from such of its obligations hereunder for so long as it is thereby disabled from performing such obligations; provided, however, that such affected Party promptly commences and continues to use its [***] to cure such disablement as soon as practicable.

12.5Notices.  Notices, payments, statements, reports, and other communications under this Agreement shall be in writing and shall be deemed to have been received as of the date received if sent by public courier (e.g. Federal Express), by Express Mail, return receipt requested, or by facsimile (with a copy of such facsimile also sent by one of the other methods of delivery) and addressed as follows:

If to Abraxis:

[***]

with a copy to:

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

If to AADi:

[***]

Either Party may change the address to which notices shall be sent by giving notice to the other Party in the manner herein provided.

12.6Interpretation.  The captions to the several Articles, Sections and Paragraphs of this Restated Agreement are included only for convenience of reference and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Restated Agreement.  In this Restated Agreement, unless the context requires otherwise, (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) references to the singular shall include the plural and vice versa; (c) references to masculine, feminine, and neuter pronouns and expressions shall be interchangeable; (d) the words “herein” or “hereunder” relate to this Restated Agreement; (e) “or” is disjunctive but not necessarily exclusive; (f) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (g) all references to “dollars” or “$” herein shall mean U.S. Dollars; (h) unless otherwise provided, all reference to Sections, Paragraphs, and exhibits in this Agreement are to Sections, Paragraphs and exhibits of and in this Agreement; and (i) whenever this Restated Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.  Business days shall mean a day on which banking institutions in New Jersey and New York are open for business.  Each Party represents that it has been represented by legal counsel in connection with this Restated Agreement and acknowledges that it has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Restated Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

12.7Amendment.  No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

12.8Waiver.  No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

12.9Equitable Relief.  AADi acknowledges that a breach by it of the provisions of this Agreement (including Article 9 generally and AADi’s breach of Section 9.7 specifically) and Abraxis acknowledges that a breach by it of the provisions of Article 9, in each case, may not reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage.  By reason thereof, each Party agrees that the other Party is entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any such breach of this Agreement by such Party; provided, however, that no specification in this Agreement of a specific legal or equitable remedy will be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach.

12.10Counterparts, Facsimile Signatures.  This Restated Agreement may be executed in 2 counterparts and such counterparts taken together shall constitute one and the same agreement.  This

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Restated Agreement may be executed by facsimile signatures, which signatures shall have the same force and effect as original signatures.

12.11Descriptive Headings.  The descriptive headings of this Restated Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Restated Agreement.

12.12Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to any choice of law provisions thereof that would result in the application of the law of any jurisdiction other than New York and excluding the United Nations Convention on Contracts for the International Sale of Goods.

Each Party hereby submits itself for the purpose of this Agreement and any controversy arising hereunder to the exclusive jurisdiction of the state and federal courts located in the State of New York, and any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (including, without limitation, venue) to the exercise of such jurisdiction over it by any such courts.

12.13Severability.If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions.  In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

12.14Effect of Restatement; Entire Agreement of the Parties.  The Parties agree that this Restated Agreement supersedes and replaces the Original Agreement, as amended, from and after the Restatement Effective Date. Notwithstanding the foregoing, the Parties agree and acknowledge that the Original Agreement shall govern the Parties’ rights and obligations regarding the subject matter thereof from the Effective Date to the Restatement Effective Date, unless expressly modified herein. Subject to the foregoing sentence, this Restated Agreement hereby, together with the Exhibits attached hereto, constitutes and contain the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements whether oral or written, between the Parties respecting the subject matter hereof and thereof, including the Original Agreement.

12.15Independent Contractors.  The relationship between the Parties created by this Agreement is one of independent contractors and neither Party shall have the power or authority to bind or obligate the other except as expressly set forth in this Agreement.

12.16Accrued Rights: Surviving Obligations.  Upon the expiration or termination of this Agreement for any reason, all rights and obligations of the Parties under this Agreement shall

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

terminate, except as provided in [***] or those rights or obligations described in the following Sections and Articles: [***].

12.17Compliance with Export Regulations.  AADi shall not export any technology licensed to it under this Agreement, except in compliance with United States export laws and regulations.

12.18Expenses.  Unless otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party which shall have incurred the same and the other Party shall have no liability relating thereto.

12.19Third Party Beneficiaries.  For the avoidance of doubt, Celgene and its Affiliates (other than Abraxis) are third party beneficiaries of this Agreement with the right to enforce any obligations of AADi hereunder.  Except for Celgene and its Affiliates, no Person other than the Parties hereto and their respective successors and permitted assigns shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

12.20No Strict Construction.  This Restated Agreement has been prepared jointly and shall not be strictly construed against either Party.

12.21Dispute Resolution.

12.21.1Resolution by Executive Officers.  Except as otherwise provided in this Restated Agreement, in the event of any dispute, claim, or controversy arising under, out of, or in connection with this Agreement (a “Dispute”), including as to the breach, performance, or interpretation of this Agreement or the rights, duties, or liabilities of either Party hereunder, the Parties will first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves.  If such Dispute is not resolved on an informal basis within [***], either Party may, by written notice to the other Party, refer the Dispute to the Executive Officers for attempted resolution by good faith negotiation within [***] after such notice is received.  Such Executive Officers will attempt in good faith to promptly resolve such Dispute.  If any matter is not resolved, or both Parties believe that it will not be resolved, under the foregoing provisions, each Party may, at its sole discretion, seek resolution of such matter in accordance with Section 12.21.2.

12.21.2Arbitration.  Except as otherwise expressly provided in this Section, if the Parties do not reach a mutually acceptable resolution pursuant to Section 12.21.1 as to a Dispute, the Dispute shall be referred for resolution by final, binding arbitration in accordance with the provisions of this Section.  The arbitration shall be conducted by the American Arbitration Association (or any successor entity thereto) (“AAA”) under its rules of commercial arbitration then in effect, except as modified in this Restated Agreement.  The arbitration shall be conducted in the English language, by a single arbitrator knowledgeable in the subject matter at issue in the Dispute and acceptable to both Parties; provided, however, that the Parties may by mutual agreement elect to have the arbitration conducted by a panel of three arbitrators (such single arbitrator or panel, the “Arbitrator”).  The Arbitrator shall, if appropriate, engage an independent expert with experience in the subject matter of the Dispute to advise the Arbitrator.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

(a)With respect to any Dispute referred to arbitration pursuant to Section 12.21.2, the Parties and the Arbitrator shall use all reasonable efforts to complete any such arbitration within [***] from the issuance of notice of a referral of any such Dispute to arbitration except that for Disputes under Section 11.4(b), the Parties and the Arbitrator shall use all reasonable efforts to complete the arbitration within [***] from the issuance of notice of a referral of the Dispute to arbitration.  The Arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided that the Arbitrator shall permit such discovery as he or she deems necessary to permit an equitable resolution of the Dispute.

(b)The decision of the Arbitrator shall be the sole, exclusive, and binding remedy between them regarding the Dispute presented to the Arbitrator.  Any decision of the Arbitrator may be entered in a court of competent jurisdiction for judicial recognition of the decision and an order of enforcement.  The arbitration proceedings and the decision of the Arbitrator shall not be made public without the joint consent of the Parties, and each Party shall maintain the confidentiality of such proceedings and decision.

(c)Unless otherwise agreed by the Parties, the arbitration proceedings shall be conducted in New York, New York.  The Parties shall share equally the cost of the arbitration filing and hearing fees, the cost of the independent expert retained by the Arbitrator, and the cost of the Arbitrator and administrative fees of AAA.  Each Party shall bear its own costs and attorneys’ and witnesses’ fees and associated costs and expenses.

12.21.3Temporary Relief.  Pending the selection of the Arbitrator or pending the Arbitrator’s determination of the merits of any Dispute, either Party may seek appropriate interim or provisional relief from any court of competent jurisdiction as necessary to protect the rights or property of that Party.

[Signature Page Immediately Follows.]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement as of the Restatement Effective Date.

ABRAXIS BIOSCIENCE, LLC

By:  /s/ Alexis M. Pinto

Name:  Alexis M. Pinto

Title:  Corporate Secretary

AADI BIOSCIENCE INC

By:  /s/ Neil Desai

Name:  Neil Desai

Title:  President and CEO

Desai acknowledges and agrees to
comply with the obligations set forth in
Article 9:

By:  /s/ Neil Desai

NEIL DESAI

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 1.40

Licensed Patents

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 1.42:  Licensed Technology

The following constitutes “Licensed Technology” to the extent otherwise included within the definition of “Licensed Technology” in Section 1.42(a) and, to the extent available in electronic form, shall be made available to AADi electronically on a secure server site or on DVD.

1.Regulatory Documents

[***]

2.Non-Clinical Study Documentation

[***]

3.Clinical Study Documentation

[***]

4.	Manufacturing Documentation

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 1.43: Listed Entities

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 6.1: Supply Terms

1.	Definitions

“API” means the Active Pharmaceutical Ingredient [***], also known as [***] with the Molecular Formula: [***] and Molecular Weight: [***].

“Certificate of Analysis” means the certificate for each batch of Licensed Product delivered hereunder in the form contemplated by the Specifications.

“GMP Agreement” means that certain Quality Agreement by and between the Parties dated as of October 26, 2015.

“Specification” means the specifications for Licensed Product agreed to by the Parties from time to time during the Term (and which, as of the Restatement Effective Date, are set forth in Appendix 1 to Exhibit 6.1). The Specifications may be modified upon the agreement by the Parties. Abraxis will not unreasonably withhold its consent to an amendment by AADi if such amendment is necessary to meet ongoing or new regulatory requirements or as required by Regulatory Authorities worldwide; and AADi will not unreasonably withhold its consent to an amendment by Abraxis if such amendment is necessary to address changes in the manufacturing process for the Licensed Products. The Parties will agree upon new specifications for any [***] of the Licensed Product developed in accordance with this Agreement.

2.	Order and Supply of Licensed Product
2.1

AADi shall place purchase orders for Licensed Product electronically, by facsimile or by other means as established by Abraxis. All orders shall indicate the quantity and requested delivery date of each Licensed Product. Purchase orders must comply with the provisions of Section 3 of this Exhibit 6.1 below.

2.2

Abraxis shall manufacture all clinical supplies of Licensed Products in accordance with the Specifications for the Licensed Product. Abraxis’ manufacturing obligations will pertain to activities from API ordering through release testing of the Licensed Product in unlabeled vials, including sourcing and testing of raw materials, quality assurance and quality control, release testing, and validation batches and stability batches (including storage of such validation batches and stability batches). Unless otherwise agreed by the Parties or as set forth in Section 2.2 below, AADi will be responsible for all activities following such manufacturing, including all labeling and packaging, storage, distribution, shipping and logistics activities related to Licensed Product. Notwithstanding the foregoing, Abraxis has packaged and labeled the Existing Supply; provided that all costs incurred by Abraxis for such packaging and labeling will be included in the calculation of “Fully Loaded Costs” and will be subject to AADi’s

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

payment obligations under this Agreement (including under Sections 6.1.1 and 7.2, as applicable). The Parties shall at all times comply with their obligations as set out in the GMP Agreement.
2.3

Abraxis shall make the Licensed Product (including the Existing Supply available to AADi or, if requested by AADi, directly to AADi’s investigator sites on [***] at Abraxis’ manufacturing facilities. Title and all risk of loss shall pass from Abraxis to AADi when such Licensed Product is made available to the common carrier designated by AADi.

2.4

Abraxis may subcontract any of its obligations with respect to manufacture or testing of Licensed Product, subject to obtaining any necessary approval from, or the provision of any required notice to, all appropriate Regulatory Authorities with respect thereto.

2.5

Abraxis shall provide reasonable advance notice to AADi of any changes to the manufacturing processes for a Licensed Product or the facilities at which such Licensed Product is manufactured to the extent the same may require an amendment to any regulatory filings or Regulatory Approvals for Licensed Products in the Territory, or otherwise require the provision of notice to, or the approval of, an applicable Regulatory Authority.

2.6

For the avoidance of doubt, AADi will be responsible for all storage, distribution and logistics activities associated with the supply of Licensed Product; provided that, upon AADi’s request, Abraxis will provide reasonable assistance in such storage, distribution and logistics activities with respect to the Existing Supply for not more than [***] following the Restatement Effective Date. All costs incurred by Abraxis for such storage, distribution and logistics activities will be included in the calculation of “Fully Loaded Costs” and will be subject to AADi’s payment obligations under this Agreement (including under Section 7.2, as applicable).

3.	Purchase Orders and Forecasts
3.1

Within [***] after the Restatement Effective Date and on the [***], AADi shall provide Abraxis a [***] forecast, based on actual and planned enrollment for applicable clinical trials, showing AADi’s estimated requirement for clinical supply of Licensed Product for [***] in which each such forecast is submitted. [***] of such forecast will be non-binding on AADi, and the delivery dates for [***] are binding on AADi. Given the lead times required for manufacturing Licensed Product and Abraxis’ inability to modify the lead times, AADi acknowledges that in determining its requirements for clinical supply, AADi should consider including a [***] overage to account for any unexpected increase in the enrollment of clinical trials being conducted by AADi.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

3.2

Purchase orders for clinical supply of Licensed Product shall provide a minimum lead time prior to the desired delivery date, unless otherwise mutually agreed and must be consistent with the [***] forecast. The Parties will agree upon a minimum lead time for delivery, but AADi acknowledges that such lead time may be at least [***], depending on whether API or other materials must be ordered and on the then-current scheduling requirements of the facility being used to manufacture the Licensed Product. If necessary, the forecasting time periods will be modified to be consistent with the agreed upon lead time.

3.3

Each purchase order must be for the batch size quantity specified in Section 7 below (or integer multiple thereof), unless otherwise mutually agreed. Purchase orders shall be binding on the Parties as and when such orders are accepted by Abraxis; provided that Abraxis will use [***] to accept any purchase orders that do not exceed the applicable forecasted amount and are otherwise in accordance with this Agreement. With respect to any purchase order in excess of forecasted amounts or containing terms different than or in addition to those set forth in this Agreement, Abraxis shall use [***] to accommodate AADi’s requests, but the Parties shall have no obligation with respect thereto until Abraxis specifically accepts such purchase order or the Parties mutually agree to a modification of the terms of such purchase order.

4.	Samples and Testing
4.1

Final release testing shall be conducted according to the Specifications. Release testing shall be conducted per the required regulations in different regulatory jurisdictions. For product designated for use in the US, [***] on behalf of Abraxis shall complete all the release testing followed by a paper verification by AADi.  For product designated for the EU, the [***] on behalf of Abraxis or Celgene ‘Qualified Person’ (QP) shall perform the product release on behalf of AADi, or alternatively, if mutually agreed by the Parties, product release shall be performed under subcontract.

4.2

Abraxis’ product development personnel (or those Third Party contract manufacturing organizations or contract laboratories that are specifically authorized by Abraxis) shall obtain a representative sample from each batch of Licensed Product produced by Abraxis. Abraxis shall perform release testing of such samples in strict accordance with the procedures set forth in the Specifications and shall provide a Certificate of Analysis for each batch. Abraxis shall provide AADi with a copy of the Certificate of Analysis in the format agreed upon by the Parties. All such activities shall be conducted in accordance with the terms of the GMP Agreement.

4.3	Rejection and Replacement of Licensed Products

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

4.3.1

AADi and/or its designee shall have [***] following Abraxis making the Licensed Product available to AADi to reject such Licensed Product on the grounds that all or part of the Licensed Product fails to conform to the Specifications or cGMP (as set forth in the GMP Agreement), which rejection shall be accomplished by giving written notice to Abraxis summarizing the manner in which all or part of such Licensed Product fails to meet the foregoing requirements.

4.3.2

Abraxis shall respond in writing to a rejection notice from AADi within [***] from the date of receipt of such rejection notice in accordance with Section 4.3.1 above. If Abraxis does not agree with AADi’s determination that such Licensed Product fails to conform to the Specifications or cGMP (as set forth in the GMP Agreement), then Abraxis and AADi shall use reasonable efforts to resolve such disagreement as promptly as possible. Without limiting the foregoing, Abraxis and AADi shall discuss in good faith mutually acceptable testing procedures pursuant to which both Abraxis and AADi will re-test a sample of the disputed Licensed Product to determine whether such Licensed Product so conforms. Notwithstanding the foregoing, in the event Abraxis and AADi are unable to resolve such disagreement within [***] of the date of the applicable rejection notice, either Party may submit a sample of the allegedly non-conforming Licensed Product for tests and a determination as to whether or not such Licensed Product so conforms to an independent testing organization mutually agreed upon by the Parties (the “Laboratory”), the appointment of which shall not be unreasonably withheld or delayed by either Party. The determination of the Laboratory with respect to all or part of any Licensed Product shall be final and binding upon the Parties. The fees and expenses of the Laboratory making such determination shall be borne equally by AADi and Abraxis.

4.3.3

Licensed Product accepted by Abraxis as not meeting the Specifications or cGMP (as set forth in the GMP Agreement), or which is determined by the Laboratory not to so conform, shall be returned by AADi to Abraxis, or disposed of, as directed by Abraxis. Abraxis shall replace all such rejected Licensed Product within the shortest possible time, but in any event, within [***] after its receipt of notice of such rejection (or, if applicable, the Laboratory’s determination that such Licensed Product was non-conforming). If AADi rejects Licensed Product before the date on which payment therefor is due, AADi may withhold payment for such Licensed Product or the rejected portion thereof until replacement product is made available to AADi.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

5.

Product Complaints and Recalls. AADi shall manage and resolve all Third Party complaints, grievances, product quality and any and all matters relating to any product recalls with respect to any Licensed Product in the Territory. To the extent such Third Party complaints are a result of product quality, Abraxis will reasonably collaborate with AADi in a timely fashion to resolve such issues.

6.	Cost of Licensed Products. Abraxis shall supply Licensed Products to AADi pursuant to the terms of Section 7.2 of this Agreement.
7.	Batch Size of Licensed Products. Abraxis shall produce the Licensed Products for clinical and non-clinical use in the batch sizes specified herein or as otherwise mutually agreed.

For clinical lots [***], a batch size of [***].

The Parties shall discuss in good faith and mutually agree upon appropriate batch sizes for any [***] developed under this Agreement.

8.

EMA and FDA compliant facilities. Licensed Product for clinical use shall be manufactured in a facility that is fully qualified, and is simultaneously compliant under the GMP and regulatory requirements of the EMA and FDA.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Appendix 1 to Exhibit 6.1

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 6.3

Transition Assistance

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 9.7: Confidentiality Agreement

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (“Agreement”) is entered into between _____________ (“Recipient”) and Abraxis BioScience, LLC (“Abraxis”) as of ____________ (“Effective Date”).

WHEREAS, “Abraxis Confidential Information” means Abraxis’ or its affiliates’ proprietary or confidential information, trade secret information, and know-how, including [***], manufacturing processes, business processes, and other technical information proprietary to Abraxis or its affiliates;

WHEREAS, “[***]” means Abraxis’ or its [***] that constitute [***];

WHEREAS, [***];

WHEREAS, Abraxis is a wholly-owned subsidiary of Celgene Corporation;

WHEREAS, Abraxis and AADi, LLC (“AADi”) have entered into a License Agreement dated as of April 9, 2014 (the “License Agreement”); and

WHEREAS, Abraxis, AADi, and Recipient would like for Recipient to have access to Abraxis Confidential Information and other confidential information in connection with Recipient’s relationship with AADi;

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and other good and valuable consideration, Recipient agrees as follows:

[Note: Agreement may be narrowed as needed to comply with applicable law of the jurisdiction in which Recipient resides, as reasonably determined by Abraxis.]

1.	Recipient is a Permitted Party pursuant to the License Agreement.
2.	AADi may disclose Abraxis Confidential Information to Permitted Parties under the License Agreement.
3.

Recipient acknowledges that the Abraxis Confidential Information requires the highest level of confidentiality and protection against improper disclosure or use. Recipient acknowledges that the Abraxis Confidential Information constitutes [***]. To ensure adequate protection and maintenance of the confidentiality and economic value of the Abraxis Confidential Information, as a condition to being provided access to the Abraxis Confidential Information, Recipient acknowledges and agrees to the terms of this Agreement.

4.

Recipient shall use the Abraxis Confidential Information exclusively for the purposes for which such information is provided to Recipient As between the parties, all Abraxis Confidential Information received by Recipient shall remain the property of Abraxis.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

5.

Recipient shall not disclose the Abraxis Confidential Information to any other person, except to any employee or consultant of AADi (or, if such Abraxis Confidential Information constitutes [***] (as defined in the License Agreement) who has signed a confidentiality agreement) who has a need for such information in connection with such employee’s or consultant’s (or Desai’s or such Designee’s) work for AADi for the purposes provided under the License Agreement or to a Regulatory Authority (as defined in the License Agreement) for the purposes contemplated in Article 3 of the License Agreement.

6.

The disclosure of Abraxis Confidential Information to Recipient does not give any express or implied right or license to Recipient to use the Abraxis Confidential Information for any purpose other than the purposes for which such information was provided to Recipient by AADi or to obtain or maintain Regulatory Approval for the Licensed Products (each as defined in the License Agreement).

7.

Recipient shall not, directly or indirectly, disclose or use (except as permitted under Section 4 and 6 above) the Abraxis Confidential Information for any purpose, including making, developing, marketing, or distributing alone or in concert with others anywhere in the world, any pharmaceutical formulation or product manufactured by use of or with reference to any Abraxis Confidential Information or assist any other person or entity (other than AADi, Abraxis or any of their affiliates) in such activities.

8.

Recipient further expressly agrees that his/her obligations in Sections 8 and 14 are reasonable and necessary to protect [***], including Abraxis Confidential Information, and that Abraxis would be irreparably harmed if Recipient breached his/her obligations under this Agreement.

9.

Recipient agrees that the contractual period of time set forth in this Agreement will not limit or otherwise affect (a) the duration of trade secret rights under governing trade secret law, which may be substantially longer in time, or (b) the duration of his/her obligations pursuant to other obligations, including obligations of confidentiality, he/she owes to AADi or Abraxis or their affiliates.

10.	Nothing in this Agreement shall be construed as an obligation on Abraxis to disclose Abraxis Confidential Information to Recipient.
11.	All Abraxis Confidential Information provided to Recipient must be returned to Abraxis upon request, with all copies and other materials containing any Abraxis Confidential Information such as notes.
12.	As a condition to this Agreement, which provides, inter alia, access to the Abraxis Confidential Information, Recipient covenants and agrees that Recipient shall not, directly or indirectly, [***].
13.

Inasmuch as a breach of the covenants and terms contained in this Agreement are not fully measurable in money damages, the parties further agree that Abraxis shall be entitled to injunctive relief in any court of competent jurisdiction to enjoin any such breach or

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

threatened breach by Recipient, together with such provable money damages as may be awarded by any such court.
14.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles that would provide for application of the law of a jurisdiction other than New York. Any disputes arising hereunder shall be resolved exclusively in a court of competent jurisdiction located in the Southern District of New York. Both parties submit to the personal jurisdiction and venue of such courts.

15.

The parties desire and intend that the provisions of this Agreement be enforced to the fullest extent permissible under the law applied in each jurisdiction in which enforcement is sought. Accordingly, if any court of competent authority holds any provision of this Agreement to be invalid, prohibited, or unenforceable for any reason in any jurisdiction, including a determination that the character, duration, geographical area, or subject matter scope of any provision of this Agreement exceeds that permitted by applicable law in a particular jurisdiction, then the parties agree the offending provision will be deemed severed from this Agreement and will be ineffective within that jurisdiction, without invalidating the remaining provisions of this Agreement within that jurisdiction or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction. Notwithstanding the foregoing, if an offending provision as described above could be more narrowly drawn or otherwise “blue-penciled,” modified, or reformed so as not to be invalid, prohibited, or unenforceable in the jurisdiction where it was held to be offending, then it will, as to such jurisdiction, be deemed more narrowly drawn, blue-penciled, modified, or reformed, by the minimum necessary to render it valid and enforceable in that jurisdiction, (i) with the nature and extent of such redrawing, blue-penciling, modification, or reformation to be determined by a court of competent authority in accordance with applicable procedural and substantive law, and (ii) without invalidating the remaining provisions of this Agreement within that jurisdiction or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction.

16.	Recipient certifies that he/she has read, understood, and voluntarily agreed to the obligations set forth in this agreement.

IN WITNESS WHEREOF, the parties have caused this Confidentiality Agreement to be effective as of the Effective Date.

Abraxis Bioscience, LLC	Recipient
By:
Name:	Name:
Title: